EXHIBIT 99.2
Unaudited
Financial Supplement
December 31, 2005
Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9
Securitized Balances	10
Average Balances/Net Interest Income/Rates	11-13
Stockholder Data	14
Interest Rate Risk Measures	14
Capitalization	15
Noninterest Income	16
Noninterest Expense	16
Deposit Service Charges	17
Card-Related Fees	17
Salaries, Benefits, and Other Personnel Expense	18
Full-Time Equivalent Employees by Line of Business	18
Credit Quality Statistics	19-21
Ten Largest Nonperforming Assets	21
Commercial Loan Industry Concentration	21
Consumer and Small Business Financial Services Performance Measures	22
Asset Management Performance Measures	23
Mortgage Banking Statistics	24-26
First Franklin Loan Origination and Portfolio Statistics	27
Home Equity Portfolio Statistics	28
Line of Business Results	29-34

Monthly Financial Trends
Consolidated Selected Average Balances	35
Capitalization	36
Full-Time Equivalent Employees By Line of Business	36
Consumer and Small Business Financial Services Performance Measures	37
Asset Management Performance Measures	38
Mortgage Banking Statistics	38
First Franklin Loan Origination and Portfolio Statistics	39

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

Changes to this Financial Supplement are as follows:
Home Equity Lines of Credit reclassification
During November 2005, the Corporation reclassified the amortization of certain deferred loan origination fees and costs associated with home equity lines of credit from card-related fees in noninterest income to interest income. The effect of this reclassification was to increase noninterest income and reduce net interest income with no effect on net income. In addition, net deferred origination costs were reclassified from other liabilities to home equity lines of credit. Prior period financial information has been updated to reflect this reclassification. The specific line items affected by the reclassification are noted with an asterisk (*).
First Franklin reclassification
During November 2005, the Corporation reclassified certain deferred loan origination costs from third-party services and personnel expense to mortgage banking revenue. Prior period financial information has been updated to reflect this reclassification. The specific line items affected by the reclassification are noted with a double asterisk (**).
Consolidated Period-End Balance Sheets — page 6, Consolidated Average Balance Sheets — page 7, and Consolidated Selected Average Balances — Monthly Financial Trends — page 35
Interest bearing home equity lines of credit custodial balances have been added to the memo section.
Consumer and Small Business Financial Services Performance Measures — page 22
Student loan metrics include period-end loan balances, average loan balances, principal balance of loans sold and gain on sale of loans have been added to the Selected Loan Metrics section. Selected average portfolio loan balances relating to Dealer Finance have been deleted.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In millions, except per share data

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

EARNINGS
Tax-equivalent interest income*	$2,113	$2,034	$1,865	$1,751	$1,727	$1,601	$1,387	$1,338	$1,407	$7,763	$6,053	$5,994
Interest expense	921	827	694	594	509	424	335	325	375	3,036	1,593	1,630

Tax-equivalent net interest income*	1,192	1,207	1,171	1,157	1,218	1,177	1,052	1,013	1,032	4,727	4,460	4,364
Provision for credit losses	132	56	26	70	81	98	61	83	148	284	323	638

Tax-equivalent NII after provision for credit losses*	1,060	1,151	1,145	1,087	1,137	1,079	991	930	884	4,443	4,137	3,726
Fees and other income*/**	768	748	976	785	1,442	1,021	849	1,109	979	3,277	4,421	3,546
Securities gains (losses), net	9	(1)	5	14	11	3	5	—	10	27	19	47
Noninterest expense**	1,271	1,158	1,181	1,145	1,247	1,211	1,049	965	1,034	4,755	4,472	4,053

Income before taxes and tax-equivalent adjustment	566	740	945	741	1,343	892	796	1,074	839	2,992	4,105	3,266
Income taxes	161	254	311	250	376	293	272	357	288	976	1,298	1,120
Tax-equivalent adjustment	7	8	9	7	7	8	5	7	7	31	27	29

Net income	$398	$478	$625	$484	$960	$591	$519	$710	$544	$1,985	$2,780	$2,117

Effective tax rate	28.6%	34.8%	33.2%	34.1%	28.1%	33.2%	34.4%	33.5%	34.6%	33.0%	31.8%	34.6%

PER COMMON SHARE
Net income:
Basic	$.65	$.75	$.98	$.75	$1.48	$.88	$.84	$1.17	$.89	$3.13	$4.37	$3.46
Diluted	.64	.74	.97	.74	1.46	.86	.83	1.16	.88	3.09	4.31	3.43
Dividends paid	.37	.37	.35	.35	.35	.35	.32	.32	.32	1.44	1.34	1.25
Book value	20.51	20.54	20.42	19.82	19.80	18.98	16.86	16.25	15.39
Market value (close)	33.57	33.44	34.12	33.50	37.55	38.62	35.01	35.58	33.94
Average shares:
Basic	618.2	635.9	636.9	643.0	652.9	663.3	619.1	605.9	607.6	633.4	635.5	611.2
Diluted	625.4	644.7	644.1	652.5	666.3	677.1	625.5	612.6	612.7	641.6	645.5	616.4

PERFORMANCE RATIOS
Return on average common equity	12.57%	14.59%	19.65%	15.35%	29.71%	19.00%	20.13%	29.58%	22.99%	15.54%	24.56%	23.60%
Return on average total equity	12.59	14.61	19.66	15.37	29.72	19.01	20.13	29.58	22.99	15.55	24.57	23.60
Return on average assets*	1.10	1.31	1.80	1.42	2.77	1.76	1.80	2.61	1.88	1.40	2.23	1.79
Net interest margin*	3.74	3.72	3.76	3.78	4.01	3.97	4.03	4.11	3.99	3.74	4.02	4.08
Efficiency ratio*/**	64.85	59.25	55.03	58.94	46.85	55.11	55.15	45.50	51.42	59.41	50.35	51.24

LINE OF BUSINESS (LOB) RESULTS(1)
Net Income:
National City Mortgage	$20	$26	$153	$85	$13	$139	$17	$273	$263	$284	$442	$939
Rest of National City (RONC):
Consumer and Small Business Financial Services	157	201	182	159	181	177	166	153	143	699	677	615
Wholesale Banking	193	204	191	182	192	166	164	140	81	770	662	329
National Consumer Finance	129	126	146	158	131	166	178	164	91	559	639	419
Asset Management	14	19	26	21	18	26	64	25	23	80	133	93
National Processing	—	—	—	—	(9)	17	14	12	15	—	34	49
Parent and Other	(115)	(98)	(73)	(121)	434	(100)	(84)	(57)	(72)	(407)	193	(327)

Total RONC	378	452	472	399	947	452	502	437	281	1,701	2,338	1,178

Total Consolidated National City Corporation	$398	$478	$625	$484	$960	$591	$519	$710	$544	$1,985	$2,780	$2,117

LOB Contribution to Diluted Earnings Per Share:
National City Mortgage	$.03	$.04	$.24	$.13	$.01	$.20	$.02	$.45	$.42	$.44	$.68	$1.52
Rest of National City (RONC):
Consumer and Small Business Financial Services	.26	.31	.28	.24	.27	.26	.27	.25	.23	1.09	1.05	1.00
Wholesale Banking	.30	.32	.30	.28	.29	.25	.26	.23	.13	1.20	1.03	.53
National Consumer Finance	.20	.20	.23	.24	.20	.24	.28	.27	.15	.87	.99	.68
Asset Management	.02	.03	.04	.03	.03	.04	.10	.04	.04	.12	.21	.15
National Processing	—	—	—	—	(.01)	.02	.02	.02	.03	—	.05	.08
Parent and Other	(.17)	(.16)	(.12)	(.18)	.67	(.15)	(.12)	(.10)	(.12)	(.63)	.30	(.53)

Total RONC	.61	.70	.73	.61	1.45	.66	.81	.71	.46	2.65	3.63	1.91

Total Consolidated National City Corporation	$.64	$.74	$.97	$.74	$1.46	$.86	$.83	$1.16	$.88	$3.09	$4.31	$3.43

(1)	See pages 29-34 for more detail on Line of Business results

*/**	See note on Summary of Presentation Changes

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003
CREDIT QUALITY STATISTICS
Net charge-offs	$138	$83	$72	$87	$104	$97	$63	$82	$150	$380	$346	$609
Provision for credit losses	132	56	26	70	81	98	61	83	148	284	323	638
Loan loss allowance	1,094	1,108	1,125	1,179	1,188	1,178	1,028	1,011	1,023
Lending-related commitment allowance	84	88	100	93	100	127	117	115	102
Nonperforming assets	596	585	572	578	563	628	544	606	657
Annualized net charge-offs to average portfolio loans*	.52%	.30%	.27%	.35%	.41%	.41%	.30%	.42%	.76%	.36%	.39%	.80%
Loan loss allowance to period-end portfolio loans*	1.03	1.02	1.05	1.15	1.19	1.21	1.21	1.26	1.29
Loan loss allowance to nonperforming portfolio loans	223.11	230.08	238.64	245.11	256.92	234.48	234.09	200.41	186.09
Loan loss allowance (period-end) to annualized net charge-offs	199.42	336.67	391.50	330.46	290.31	302.46	407.33	305.75	171.81	287.26	343.81	167.82
Nonperforming assets to period-end portfolio loans and other nonperforming assets*	.56	.54	.53	.56	.56	.64	.64	.76	.83

CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)	7.44%	7.68%	7.96%	7.91%	8.25%	8.23%	9.02%	9.36%	8.79%
Total risk-based capital(1)	10.56	10.78	11.20	11.25	11.79	11.86	13.07	13.67	13.12
Leverage(1)	6.83	7.03	7.36	7.22	7.31	7.35	7.90	8.19	7.43
Period-end equity to assets*	8.86	8.80	9.02	8.97	9.18	9.14	8.82	8.83	8.18
Period-end tangible common equity to assets(2) *	6.57	6.57	6.75	6.65	6.83	6.71	7.64	7.88	7.23
Average equity to assets*	8.78	8.95	9.13	9.23	9.31	9.24	8.94	8.81	8.19	9.02%	9.10%	7.57%
Average equity to portfolio loans*	11.79	11.98	12.16	12.62	12.96	12.95	12.50	12.20	12.04	12.13	12.69	11.83
Average portfolio loans to deposits*	126.68	127.88	130.12	124.24	118.81	115.64	114.14	120.41	116.46	127.23	117.18	110.78
Average portfolio loans to core deposits*	156.15	158.32	154.90	150.92	145.55	141.36	132.88	135.63	133.32	155.12	139.13	129.18
Average portfolio loans to earning assets*	83.41	83.59	84.13	82.45	81.54	80.57	79.26	80.09	75.49	83.40	80.42	70.98
Average securities to earning assets*	6.00	5.75	6.21	6.67	7.44	7.79	6.01	6.27	5.99	6.15	6.94	6.42

AVERAGE BALANCES
Assets*	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$109,599	$114,628	$141,556	$124,403	$118,525
Portfolio loans*	106,433	108,386	104,908	101,283	99,127	95,425	82,942	79,154	77,963	105,275	89,207	75,871
Loans held for sale or securitization	11,172	11,570	10,109	11,502	11,503	11,861	13,910	12,323	17,680	11,090	12,395	22,837
Securities (at cost)	7,657	7,450	7,746	8,195	9,044	9,230	6,290	6,197	6,187	7,759	7,698	6,864
Earning assets*	127,608	129,659	124,691	122,847	121,574	118,433	104,646	98,828	103,280	126,224	110,921	106,898
Core deposits	68,160	68,462	67,728	67,109	68,105	67,506	62,420	58,360	58,479	67,869	64,118	58,733
Purchased deposits and funding	58,661	59,567	55,859	54,713	53,030	49,907	40,080	38,253	43,267	57,217	45,351	47,072
Total equity	12,549	12,980	12,752	12,779	12,847	12,359	10,370	9,659	9,390	12,765	11,316	8,972

PERIOD-END BALANCES
Assets*	$142,397	$146,750	$144,143	$140,982	$139,414	$136,615	$117,180	$111,544	$114,102
Portfolio loans*	106,039	108,910	106,808	102,932	100,271	97,554	84,630	80,001	79,344
Loans held for sale or securitization	9,667	11,942	11,539	11,639	12,430	10,745	12,467	12,478	15,368
Securities (at fair value)	7,875	7,568	7,694	8,085	8,765	9,338	6,159	6,540	6,525
Core deposits	68,408	67,738	67,922	68,336	67,297	67,003	61,851	60,030	58,922
Purchased deposits and funding	56,564	61,839	58,639	55,274	55,282	52,535	41,473	37,343	41,983
Total equity	12,613	12,920	13,002	12,643	12,804	12,492	10,335	9,854	9,329

(1)	Fourth quarter 2005 regulatory capital ratios are based upon preliminary data

(2)	Excludes goodwill and other intangible assets

*/**	See note on Summary of Presentation Changes

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

Interest Income:
Loans*	$1,977,690	$1,904,666	$1,736,785	$1,619,969	$1,573,283	$1,459,677	$1,290,360	$1,236,901	$1,310,732	$7,239,110	$5,560,221	$5,552,789
Securities:
Taxable	85,291	81,689	86,041	89,776	100,509	103,590	65,332	69,293	67,721	342,797	338,724	318,304
Exempt from Federal income taxes	7,205	7,377	7,538	8,389	8,106	7,820	8,544	8,199	8,360	30,509	32,669	33,927
Dividends	2,424	2,420	2,436	1,577	2,104	2,882	740	180	415	8,857	5,906	3,345
Federal funds sold and security resale agreements	4,165	3,977	2,070	2,054	2,283	1,668	1,505	729	813	12,266	6,185	2,756
Other investments	27,615	26,407	22,107	22,151	34,490	17,621	13,757	16,430	12,353	98,280	82,298	54,809

Total interest income*	2,104,390	2,026,536	1,856,977	1,743,916	1,720,775	1,593,258	1,380,238	1,331,732	1,400,394	7,731,819	6,026,003	5,965,930

Interest Expense:
Deposits	494,185	439,887	357,827	312,702	275,894	230,042	201,650	188,545	199,900	1,604,601	896,131	891,731
Federal funds borrowed and security repurchase agreements	72,887	61,801	37,551	37,654	30,651	25,778	19,664	18,004	19,797	209,893	94,097	132,397
Borrowed funds	27,869	19,037	14,492	6,498	5,384	3,794	3,101	2,958	2,396	67,896	15,237	18,672
Long-term debt	325,990	306,175	284,428	237,088	197,420	164,343	110,303	115,804	152,365	1,153,681	587,870	587,016

Total interest expense	920,931	826,900	694,298	593,942	509,349	423,957	334,718	325,311	374,458	3,036,071	1,593,335	1,629,816

Net interest income*	1,183,459	1,199,636	1,162,679	1,149,974	1,211,426	1,169,301	1,045,520	1,006,421	1,025,936	4,695,748	4,432,668	4,336,114
Provision for credit losses	131,868	55,452	25,827	70,447	81,545	98,432	60,788	82,507	147,991	283,594	323,272	638,418

Net interest income after provision for credit losses*	1,051,591	1,144,184	1,136,852	1,079,527	1,129,881	1,070,869	984,732	923,914	877,945	4,412,154	4,109,396	3,697,696

Noninterest Income:
Mortgage banking revenue**	199,762	182,759	399,253	272,391	116,530	348,305	166,672	558,475	440,171	1,054,165	1,189,982	1,447,204
Deposit service charges	196,235	193,108	171,801	160,829	174,227	172,526	161,549	147,353	146,265	721,973	655,655	568,067
Payment processing revenue	344	440	413	374	22,123	132,931	131,944	121,619	134,913	1,571	408,617	477,888
Trust and investment management fees	71,560	72,986	78,379	73,087	72,406	73,146	79,803	75,576	72,003	296,012	300,931	291,075
Card-related fees*	46,548	57,201	58,471	49,307	55,966	54,330	52,830	49,336	51,229	211,527	212,462	200,839
Brokerage revenue	41,173	35,252	43,590	39,418	45,107	34,343	34,167	32,252	31,400	159,433	145,869	122,080
Leasing revenue	58,534	65,758	68,952	74,071	81,281	87,522	5,828	5,776	8,458	267,315	180,407	37,097
Other	154,021	140,026	155,311	115,878	873,895	118,284	216,651	118,454	94,213	565,236	1,327,284	401,669

Total fees and other income*/**	768,177	747,530	976,170	785,355	1,441,535	1,021,387	849,444	1,108,841	978,652	3,277,232	4,421,207	3,545,919
Securities gains (losses), net	9,083	(1,107)	4,858	14,253	10,649	2,989	5,197	139	10,177	27,087	18,974	47,152

Total noninterest income*/**	777,260	746,423	981,028	799,608	1,452,184	1,024,376	854,641	1,108,980	988,829	3,304,319	4,440,181	3,593,071

Noninterest Expense:
Salaries, benefits, and other personnel**	659,085	654,313	635,387	611,465	652,070	630,482	557,870	522,527	523,781	2,560,250	2,362,949	2,157,539
Equipment	80,630	70,971	75,880	75,990	91,746	72,955	68,843	66,323	71,928	303,471	299,867	244,596
Net occupancy	71,794	71,136	72,087	100,630	68,527	66,044	59,476	59,959	61,229	315,647	254,006	232,989
Third-party services**	96,693	80,654	79,995	75,049	102,717	91,741	82,035	73,805	94,539	332,391	350,298	318,673
Card processing	5,754	5,297	5,198	4,847	13,488	58,969	60,396	57,543	60,379	21,096	190,396	218,093
Marketing and public relations	65,498	31,558	39,288	28,189	33,645	29,640	29,858	22,260	29,726	164,533	115,403	135,569
Leasing expense	45,010	24,649	52,735	56,575	57,068	63,097	1,883	3,637	2,966	178,969	125,685	52,118
Other	246,636	219,473	220,823	192,021	227,009	198,386	188,275	159,363	189,775	878,953	773,033	693,724

Total noninterest expense**	1,271,100	1,158,051	1,181,393	1,144,766	1,246,270	1,211,314	1,048,636	965,417	1,034,323	4,755,310	4,471,637	4,053,301

Income before income tax expense	557,751	732,556	936,487	734,369	1,335,795	883,931	790,737	1,067,477	832,451	2,961,163	4,077,940	3,237,466
Income tax expense	159,622	254,725	311,360	250,227	375,990	293,216	271,691	357,109	288,335	975,934	1,298,006	1,120,402

Net income	$398,129	$477,831	$625,127	$484,142	$959,805	$590,715	$519,046	$710,368	$544,116	$1,985,229	$2,779,934	$2,117,064

Net Income Per Common Share:
Basic	$.65	$.75	$.98	$.75	$1.48	$.88	$.84	$1.17	$.89	$3.13	$4.37	$3.46
Diluted	.64	.74	.97	.74	1.46	.86	.83	1.16	.88	3.09	4.31	3.43

Average Common Shares:
Basic	618,227,109	635,857,605	636,882,733	643,004,817	652,948,959	663,338,716	619,097,523	605,916,791	607,623,840	633,431,660	635,450,188	611,205,682
Diluted	625,358,669	644,687,904	644,134,005	652,487,487	666,250,318	677,143,218	625,476,357	612,596,633	612,711,761	641,600,969	645,510,514	616,410,043

Memo:
Tax-equivalent net interest income*	$1,191,948	$1,207,110	$1,170,479	$1,156,937	$1,218,819	$1,176,642	$1,051,915	$1,012,951	$1,032,679	$4,726,474	$4,460,327	$4,363,754
Net income available to common stockholders	397,714	477,416	624,734	483,749	959,412	590,322	519,046	710,368	544,116	1,983,613	2,779,148	2,117,064
*/** See note on Summary of Presentation Changes

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2005				2004				2003
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

Assets
Cash and demand balances due from banks	$3,707,665	$3,707,932	$3,937,424	$3,651,704	$3,832,040	$3,629,582	$3,171,945	$3,386,459	$3,595,706
Federal funds sold and security resale agreements	301,260	409,338	265,575	191,985	302,534	292,554	1,087,481	355,240	162,347
Securities available for sale, at fair value	7,874,628	7,568,403	7,694,298	8,085,276	8,764,956	9,337,745	6,159,413	6,540,449	6,525,317
Other investments	2,108,622	1,913,213	1,929,430	1,818,145	1,450,197	1,836,714	925,559	845,550	1,171,186
Loans held for sale or securitization:
Commercial	10,784	13,964	9,000	9,000	24,534	16,591	26,249	7,300	16,300
Commercial real estate	35,306	89,349	137,789	741,175	546,072	235,708	—	—	—
Mortgage	9,192,282	11,831,802	10,976,873	10,888,793	11,859,715	10,492,391	12,440,540	12,470,720	14,497,277
Automobile	—	—	—	—	—	—	—	—	853,982
Credit card	425,000	—	414,343	—	—	—	—	—	—
Student loans	3,758	6,431	1,176	—	—	—	—	—	—

Total loans held for sale or securitization	9,667,130	11,941,546	11,539,181	11,638,968	12,430,321	10,744,690	12,466,789	12,478,020	15,367,559
Portfolio loans:
Commercial	27,571,913	27,548,742	27,934,129	26,382,505	25,160,464	25,075,730	19,738,970	19,017,015	19,164,326
Commercial construction	3,366,774	3,149,020	3,112,916	2,921,411	2,922,921	2,894,973	2,284,178	2,188,177	2,289,429
Real estate — commercial	12,407,576	12,132,712	11,787,695	11,931,676	12,193,394	12,024,140	11,014,482	9,893,169	9,827,877
Real estate — residential	32,822,947	33,074,697	32,498,082	30,984,625	30,398,068	30,117,952	28,731,664	27,199,655	27,393,711
Home equity lines of credit*	21,438,690	22,649,068	21,735,749	20,130,281	19,018,449	17,382,471	13,874,494	12,082,511	11,015,829
Credit card and other unsecured lines of credit	2,611,679	2,371,087	2,302,375	2,293,615	2,413,465	2,295,173	2,198,703	2,234,590	2,324,198
Other consumer	5,819,144	7,984,637	7,436,695	8,288,293	8,164,633	7,763,934	6,787,488	7,385,938	7,328,956

Total portfolio loans*	106,038,723	108,909,963	106,807,641	102,932,406	100,271,394	97,554,373	84,629,979	80,001,055	79,344,326
Allowance for loan losses	(1,094,047)	(1,108,194)	(1,125,127)	(1,178,824)	(1,188,462)	(1,177,680)	(1,027,550)	(1,010,549)	(1,022,720)

Net portfolio loans*	104,944,676	107,801,769	105,682,514	101,753,582	99,082,932	96,376,693	83,602,429	78,990,506	78,321,606
Properties and equipment	1,328,903	1,277,607	1,267,479	1,275,620	1,268,688	1,263,170	1,170,130	1,101,656	1,085,220
Equipment leased to others	696,327	758,325	865,476	961,814	1,050,787	1,165,681	34,508	39,178	48,992
Other real estate owned	97,008	92,411	90,578	90,062	89,362	107,296	95,470	92,331	99,418
Mortgage servicing rights	2,115,715	1,835,921	1,454,444	1,787,344	1,504,866	1,416,112	1,926,051	1,199,918	1,298,417
Goodwill	3,313,109	3,322,205	3,317,259	3,298,052	3,302,413	3,308,500	1,423,536	1,103,340	1,103,340
Other intangible assets	168,353	183,056	194,796	198,459	213,461	253,800	68,408	56,336	62,475
Derivative assets	772,918	785,764	983,019	910,956	885,541	1,210,692	876,243	1,550,552	1,349,259
Accrued income and other assets	5,300,800	5,152,489	4,921,966	5,320,326	5,235,838	5,671,388	4,171,623	3,804,443	3,910,700

Total Assets*	$142,397,114	$146,749,979	$144,143,439	$140,982,293	$139,413,936	$136,614,617	$117,179,585	$111,543,978	$114,101,542

Liabilities
Deposits:
Noninterest bearing	$17,429,227	$18,059,199	$18,756,679	$19,200,996	$18,652,502	$18,339,275	$17,448,186	$16,988,347	$16,585,367
NOW and money market accounts	28,304,007	27,906,992	28,191,008	29,081,000	29,263,454	29,678,397	28,153,616	27,767,329	26,849,261
Savings accounts	2,147,022	2,222,831	2,369,628	2,459,455	2,552,990	2,580,343	2,560,288	2,425,914	2,353,721
Consumer time	20,527,784	19,548,914	18,604,907	17,594,106	16,828,303	16,404,590	13,689,154	12,848,588	13,133,909

Core deposits	68,408,040	67,737,936	67,922,222	68,335,557	67,297,249	67,002,605	61,851,244	60,030,178	58,922,258
Other	6,734,915	7,322,820	6,432,114	5,019,009	4,635,416	4,794,275	1,278,431	972,734	924,969
Foreign	8,843,036	8,357,477	8,784,996	7,335,170	14,021,942	5,078,531	9,906,414	6,210,322	4,082,803

Total deposits	83,985,991	83,418,233	83,139,332	80,689,736	85,954,607	76,875,411	73,036,089	67,213,234	63,930,030
Federal funds borrowed and security repurchase agreements	6,499,254	7,788,910	8,217,810	7,610,530	5,892,428	6,542,450	5,892,472	9,220,268	6,693,916
Borrowed funds	3,517,537	5,452,671	1,538,640	1,796,793	2,035,900	7,627,340	3,903,212	1,381,465	6,615,460
Long-term debt	30,969,616	32,917,618	33,665,675	33,512,583	28,695,992	28,492,599	20,492,392	19,557,891	23,666,292
Derivative liabilities	738,343	695,752	643,487	841,483	596,822	633,828	707,349	844,178	875,737
Accrued expenses and other liabilities*	4,073,502	3,556,508	3,936,741	3,887,679	3,434,658	3,950,515	2,813,087	3,472,831	2,991,436

Total Liabilities*	129,784,243	133,829,692	131,141,685	128,338,804	126,610,407	124,122,143	106,844,601	101,689,867	104,772,871
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock	2,460,191	2,515,572	2,546,862	2,551,086	2,586,999	2,633,092	2,451,521	2,426,239	2,423,985
Capital surplus	3,681,603	3,734,318	3,726,660	3,682,830	3,647,711	3,666,340	1,607,658	1,182,405	1,116,279
Retained earnings	6,459,212	6,630,213	6,649,450	6,362,731	6,468,231	6,105,769	6,234,266	6,176,988	5,723,720
Accumulated other comprehensive income	11,865	40,184	78,782	46,842	100,588	87,273	41,539	68,479	64,687

Total Stockholders’ Equity	12,612,871	12,920,287	13,001,754	12,643,489	12,803,529	12,492,474	10,334,984	9,854,111	9,328,671

Total Liabilities and Stockholders’ Equity*	$142,397,114	$146,749,979	$144,143,439	$140,982,293	$139,413,936	$136,614,617	$117,179,585	$111,543,978	$114,101,542

Common Shares Outstanding	615,047,663	628,892,825	636,715,366	637,771,299	646,749,650	658,272,817	612,880,193	606,559,564	605,996,120
Memo:
Noninterest bearing mortgage escrow principal and interest (P&I) balances	$1,950,932	$2,463,024	$2,680,606	$2,880,524	$2,912,598	$2,405,762	$2,325,648	$3,226,351	$2,394,020
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,220,905	1,493,832	1,404,605	1,271,150	1,129,641	1,425,109	1,165,704	1,041,688	860,045
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	121,010	119,678	120,532	113,129	103,267	101,183	—	—	—
Interest bearing mortgage escrow replacement reserve (IRR) balances	141,288	129,176	136,386	154,546	128,103	122,322	—	—	—
Interest bearing home equity lines of credit (HELOC) custodial balances	37,771	—	—	—	—	—	—	—	—
Noninterest bearing deposits excluding P&I, T&I, and NRR balances	14,136,380	13,982,665	14,550,936	14,936,193	14,506,996	14,407,221	13,956,834	12,720,308	13,331,302
Core deposits excluding P&I, T&I, NRR, IRR and HELOC custodial balances	64,936,134	63,532,226	63,580,093	63,916,208	63,023,640	62,948,229	58,359,892	55,762,139	55,668,193

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

Assets
Earning Assets:
Portfolio loans:
Commercial	$27,449	$27,426	$27,151	$25,553	$25,173	$24,784	$19,531	$18,860	$20,022	$26,901	$22,103	$21,390
Commercial construction	3,279	3,083	2,999	2,909	2,936	2,815	2,270	2,245	2,445	3,068	2,568	2,343
Real estate — commercial	12,153	12,069	11,782	12,127	11,998	11,993	10,821	9,819	9,587	12,033	11,162	9,483
Real estate — residential	32,787	33,537	31,669	30,515	30,548	29,639	27,981	27,076	25,564	32,137	28,818	23,301
Home equity lines of credit*	21,808	22,160	20,950	19,520	18,203	16,348	12,898	11,465	10,472	21,118	14,743	9,293
Credit card and other unsecured lines of credit	2,469	2,399	2,304	2,351	2,350	2,281	2,232	2,283	2,330	2,381	2,286	2,155
Other consumer	6,488	7,712	8,053	8,308	7,919	7,565	7,209	7,406	7,543	7,637	7,527	7,906

Total portfolio loans*	106,433	108,386	104,908	101,283	99,127	95,425	82,942	79,154	77,963	105,275	89,207	75,871
Loans held for sale or securitization:
Commercial	25	18	13	16	16	61	21	13	13	18	28	13
Commercial real estate	122	84	279	312	326	328	—	—	—	198	164	—
Mortgage	10,089	11,178	9,746	11,174	11,161	11,472	13,889	11,780	17,060	10,547	12,071	22,671
Automobile	710	—	—	—	—	—	—	530	607	179	132	153
Student	4	5	—	—	—	—	—	—	—	2	—	—
Home equity lines of credit	15	—	—	—	—	—	—	—	—	4	—	—
Credit card	207	285	71	—	—	—	—	—	—	142	—	—

Total loans held for sale or securitization	11,172	11,570	10,109	11,502	11,503	11,861	13,910	12,323	17,680	11,090	12,395	22,837
Securities available for sale, at cost	7,657	7,450	7,746	8,195	9,044	9,230	6,290	6,197	6,187	7,759	7,698	6,864
Federal funds sold and security resale agreements	355	378	218	259	289	284	530	260	275	303	340	202
Other investments	1,991	1,875	1,710	1,608	1,611	1,633	974	894	1,175	1,797	1,281	1,124

Total earning assets*	127,608	129,659	124,691	122,847	121,574	118,433	104,646	98,828	103,280	126,224	110,921	106,898
Allowance for loan losses	(1,097)	(1,123)	(1,178)	(1,175)	(1,176)	(1,181)	(1,027)	(1,017)	(1,025)	(1,143)	(1,101)	(1,028)
Fair value (depreciation) appreciation of securities available for sale	(8)	74	79	146	161	82	138	220	201	72	150	257
Cash and demand balances due from banks	3,493	3,698	3,687	3,706	3,829	3,354	3,088	3,015	3,173	3,645	3,323	3,392
Properties and equipment	1,293	1,270	1,282	1,277	1,263	1,259	1,158	1,090	1,083	1,280	1,192	1,023
Equipment leased to others	727	796	915	1,008	1,100	1,248	37	44	57	861	610	70
Other real estate owned	95	92	91	92	109	112	93	98	105	92	103	109
Mortgage servicing rights	2,071	1,662	1,710	1,504	1,448	1,842	1,593	1,341	1,271	1,738	1,556	1,017
Goodwill	3,319	3,323	3,308	3,300	3,319	3,315	1,403	1,103	1,103	3,313	2,291	1,092
Other intangible assets	174	184	188	206	197	225	72	59	65	188	138	69
Derivative assets	248	317	295	353	505	330	573	783	854	303	547	851
Accrued income and other assets	5,060	5,015	4,605	5,252	5,701	4,684	4,253	4,035	4,461	4,983	4,673	4,775

Total Assets*	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$109,599	$114,628	$141,556	$124,403	$118,525

Liabilities
Deposits:
Noninterest bearing	$17,752	$18,706	$18,434	$18,136	$18,883	$18,731	$17,756	$15,658	$16,089	$18,257	$17,763	$17,203
NOW and money market accounts	28,160	28,233	28,726	29,253	29,851	29,778	28,614	27,325	26,845	28,589	28,897	25,378
Savings accounts	2,189	2,303	2,425	2,531	2,706	2,679	2,576	2,369	2,367	2,361	2,583	2,423
Consumer time	20,059	19,220	18,143	17,189	16,665	16,318	13,474	13,008	13,178	18,662	14,875	13,729

Core deposits	68,160	68,462	67,728	67,109	68,105	67,506	62,420	58,360	58,479	67,869	64,118	58,733
Brokered retail CDs	6,073	6,255	4,843	4,336	4,480	4,373	531	499	836	5,384	2,481	2,198
Other	885	764	619	538	566	828	567	359	369	703	581	554
Foreign	8,900	9,278	7,432	9,539	10,279	9,809	9,150	6,520	7,260	8,787	8,946	7,002

Total deposits	84,018	84,759	80,622	81,522	83,430	82,516	72,668	65,738	66,944	82,743	76,126	68,487
Federal funds borrowed and security repurchase agreements	8,151	7,976	6,077	7,130	7,126	8,033	8,254	7,942	8,754	7,338	7,838	10,908
Borrowed funds	2,865	2,123	2,524	1,486	1,651	1,120	1,547	1,594	992	2,253	1,477	1,556
Long-term debt	31,787	33,171	34,364	31,684	28,928	25,744	20,031	21,339	25,056	32,752	24,028	24,854
Derivative liabilities	193	240	219	284	319	364	343	435	431	234	365	548
Accrued expenses and other liabilities*	3,420	3,718	3,115	3,631	3,729	3,567	2,814	2,892	3,061	3,471	3,253	3,200

Total Liabilities*	130,434	131,987	126,921	125,737	125,183	121,344	105,657	99,940	105,238	128,791	113,087	109,553
Total Stockholders’ Equity	12,549	12,980	12,752	12,779	12,847	12,359	10,370	9,659	9,390	12,765	11,316	8,972

Total Liabilities and Stockholders’ Equity*	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$109,599	$114,628	$141,556	$124,403	$118,525

Memo:
Noninterest bearing mortgage escrow principal and interest (P&I) balances	$2,539	$3,058	$2,779	$2,645	$3,027	$2,777	$3,596	$2,471	$2,646	$2,756	$2,968	$4,136
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,459	1,526	1,406	1,221	1,392	1,417	1,152	976	1,048	1,404	1,235	955
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	122	121	115	103	110	94	—	—	—	115	51	—
Interest bearing mortgage escrow replacement reserve (IRR) balances	136	138	137	138	128	119	—	—	—	137	62	—
Interest bearing home equity lines of credit (HELOC) custodial balances	12	—	—	—	—	—	—	—	—	3	—	—
Noninterest bearing deposits excluding P&I, T&I, and NRR balances	13,632	14,001	14,134	14,167	14,354	14,443	13,008	12,211	12,395	13,982	13,509	12,112
Core deposits excluding P&I, T&I, NRR, IRR and HELOC custodial balances	63,892	63,619	63,291	63,002	63,448	63,099	57,672	54,913	54,785	63,454	59,802	53,642

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage	$7,098	$8,294	$7,694	$8,511	$9,123	$8,892	$11,304	$10,146	$15,355	$7,897	$9,861	$21,507
First Franklin	2,991	2,884	2,052	2,636	1,985	2,483	2,520	1,634	1,388	2,644	2,155	1,082
National City Home Loan Services (formerly Altegra)	—	—	—	25	48	4	65	—	317	6	30	82
Provident PCFS(1)	—	—	—	2	5	93	—	—	—	—	25	—

Total mortgage loans held for sale	$10,089	$11,178	$9,746	$11,174	$11,161	$11,472	$13,889	$11,780	$17,060	$10,547	$12,071	$22,671

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Commercial
Commercial	$21,919	$22,347	$22,168	$20,699	$20,531	$20,182	$16,308	$15,676	$16,795	$21,788	$18,186	$18,048
Floorplan	1,031	946	1,054	1,046	1,059	1,078	1,030	975	909	1,019	1,036	926
Leases	3,477	3,215	3,067	2,918	2,697	2,655	1,351	1,380	1,447	3,171	2,024	1,538
Non-taxable	293	312	301	307	313	333	320	317	373	303	321	395
International	729	606	561	583	573	536	522	512	498	620	536	483

Total Commercial	$27,449	$27,426	$27,151	$25,553	$25,173	$24,784	$19,531	$18,860	$20,022	$26,901	$22,103	$21,390

Real estate — residential
First Franklin(2)	$18,978	$19,614	$18,497	$18,425	$18,393	$17,497	$16,236	$15,376	$14,219	$18,882	$16,944	$11,873
Altegra/Loan Zone(3)	7	8	8	8	39	128	180	294	405	7	160	1,270
Bank portfolio and other	7,414	7,803	7,285	6,258	6,391	6,456	6,337	6,366	6,073	7,196	6,325	6,096
Home equity installment	6,388	6,112	5,879	5,824	5,725	5,558	5,228	5,040	4,867	6,052	5,389	4,062

Total Real Estate — Residential	$32,787	$33,537	$31,669	$30,515	$30,548	$29,639	$27,981	$27,076	$25,564	$32,137	$28,818	$23,301

Credit Card and Other Unsecured Lines of Credit
Credit card	$919	$926	$896	$983	$1,002	$996	$997	$1,084	$1,071	$931	$1,020	$997
Personal lines of credit	726	664	618	603	600	545	513	502	586	653	539	506
Business lines of credit	824	809	790	765	748	740	722	697	673	797	727	652

Total Credit Card and Other Unsecured Lines of Credit	$2,469	$2,399	$2,304	$2,351	$2,350	$2,281	$2,232	$2,283	$2,330	$2,381	$2,286	$2,155

BUSINESS UNIT SELECTED AVERAGE PORTFOLIO LOAN BALANCES
National Home Equity(4)
Home equity lines of credit*	$12,919	$13,292	$12,163	$10,860	$9,611	$8,021	$6,267	$5,063	$4,287	$12,317	$7,249	$3,333
Installment loans (real estate-residential)	2,001	1,855	1,741	1,651	1,596	1,555	1,445	1,386	1,282	1,813	1,496	1,085

Total National Home Equity*	$14,920	$15,147	$13,904	$12,511	$11,207	$9,576	$7,712	$6,449	$5,569	$14,130	$8,745	$4,418

(1)	In December 2004, the Provident PCFS business was sold.

(2)	Refer to page 27 for more information regarding this portfolio.

(3)	Represents nonconforming mortgages originated under the former Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.

(4)	Represents a division under the National Consumer Finance line of business.

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2005				2004				2003
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
National City Mortgage	$6,785	$8,346	$8,288	$8,668	$9,552	$8,802	$9,751	$10,631	$12,755
First Franklin	2,407	3,486	2,689	2,221	1,898	1,521	2,687	1,840	1,742
National City Home Loan Services (formerly Altegra)	—	—	—	—	407	121	3	—	—
Provident PCFS(1)	—	—	—	—	3	48	—	—	—

Total Mortgage Loans Held for Sale or Securitization	$9,192	$11,832	$10,977	$10,889	$11,860	$10,492	$12,441	$12,471	$14,497

PORTFOLIO LOAN BALANCES
Commercial
Commercial	$21,805	$22,252	$22,843	$21,412	$20,317	$20,444	$16,448	$15,812	$15,879
Floorplan	1,097	950	1,055	1,047	1,105	1,049	1,030	1,013	988
Leases	3,546	3,377	3,166	3,033	2,836	2,681	1,369	1,347	1,427
Non-taxable	305	300	310	305	308	329	335	317	330
International	819	670	560	585	594	573	557	528	540

Total Commercial	$27,572	$27,549	$27,934	$26,382	$25,160	$25,076	$19,739	$19,017	$19,164

Real estate — residential
First Franklin(2)	$18,681	$19,490	$18,880	$18,131	$18,260	$18,116	$16,714	$15,627	$15,137
Altegra/Loan Zone(3)	7	7	8	7	8	6	133	278	309
Bank portfolio and other	7,623	7,288	7,678	6,988	6,404	6,310	6,534	6,163	6,950
Home equity installment	6,512	6,290	5,932	5,859	5,726	5,686	5,351	5,132	4,998

Total Real Estate — Residential	$32,823	$33,075	$32,498	$30,985	$30,398	$30,118	$28,732	$27,200	$27,394

BANK STOCK FUND
Cost basis of equity investments	$135	$282	$247	$220	$208	$187	$157	$38	$7
Unrealized gains, net	4	2	14	9	28	13	12	4	1

Fair Value of Investments	$139	$284	$261	$229	$236	$200	$169	$42	$8

INTANGIBLE ASSETS
Goodwill	$3,313	$3,322	$3,317	$3,298	$3,302	$3,309	$1,424	$1,103	$1,103
Core deposit intangibles	134	142	151	159	170	161	24	12	15
Credit card intangibles	6	6	2	2	2	2	2	3	3
Other intangibles	28	35	42	38	42	90	42	42	45

Total Intangible Assets	$3,481	$3,505	$3,512	$3,497	$3,516	$3,562	$1,492	$1,160	$1,166

Memo:
Holding company investment in subsidiaries	$13,246	$13,941	$13,704	$13,409	$13,927	$13,900	$10,739	$10,958	$10,251
Holding company intangible assets	122	109	110	111	109	126	60	59	59
Double leverage ratio (4)	1.06 x	1.09 x	1.06 x	1.07 x	1.10 x	1.12 x	1.04 x	1.12 x	1.11 x

PRINCIPAL INVESTMENTS(5)
Type of Investment:
Direct investments in public entities	—	—	$4	$4	$4	—	—	$1	—
Direct investments in nonpublic entities	$317	$336	298	309	319	$344	$323	288	$300
Indirect investments (fund)	344	350	343	351	342	351	314	296	295

Total Investments	$661	$686	$645	$664	$665	$695	$637	$585	$595

Type of Security:
Common stock	$76	$76	$64	$64	$60	$61	$42	$25	$23
Convertible debt and preferred stock	26	28	32	35	52	67	69	67	59
Investments in partnerships, funds and other equity instruments	379	402	406	416	401	409	371	355	356
Mezzanine (subordinated) debt	180	180	143	149	152	158	155	138	157

Total Investments	$661	$686	$645	$664	$665	$695	$637	$585	$595

Memo:
Commitments to fund principal investments	$295	$272	$297	$243	$264	$238	$256	$241	$227

(1)	In December 2004, the Provident PCFS business was sold.

(2)	Refer to page 27 for more information regarding this portfolio.

(3)	Represents nonconforming mortgages originated under the former Altegra/Loan Zone business units. These portfolio loans are contained in the National Consumer Finance line of business.

(4)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

(5)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

CREDIT CARD LOANS(1)
Managed Credit Card Loans:

Average balances:
Loans held in portfolio	$919	$926	$896	$983	$1,002	$996	$997	$1,084	$1,071	$931	$1,020	$997
Loans held for securitization	207	285	71	—	—	—	—	—	—	142	—	—
Loans securitized	1,240	1,165	1,376	1,450	1,450	1,450	1,450	1,450	1,450	1,307	1,450	1,450

Total Average Managed Credit Card Loans	$2,366	$2,376	$2,343	$2,433	$2,452	$2,446	$2,447	$2,534	$2,521	$2,380	$2,470	$2,447

End of period balances:
Loans held in portfolio	$1,032	$859	$857	$912	$1,070	$971	$950	$1,024	$1,136
Loans held for securitization	425	—	414	—	—	—	—	—	—
Loans securitized	1,026	1,450	1,036	1,450	1,450	1,450	1,450	1,450	1,450

Total Managed Credit Card Loans	$2,483	$2,309	$2,307	$2,362	$2,520	$2,421	$2,400	$2,474	$2,586

AUTOMOBILE LOANS(2)
Managed Automobile Loans(3):

Average balances:
Loans held in portfolio	$1,145	$2,679	$2,722	$2,760	$2,785	$2,830	$2,860	$2,657	$3,270	$2,323	$2,779	$3,618
Loans held for securitization	710	—	—	—	—	—	—	530	607	179	132	153
Loans securitized	1,257	624	725	835	944	1,051	1,196	1,012	530	861	1,054	656

Total Average Managed Automobile Loans	$3,112	$3,303	$3,447	$3,595	$3,729	$3,881	$4,056	$4,199	$4,407	$3,363	$3,965	$4,427

End of period balances:
Loans held in portfolio	$352	$2,650	$2,664	$2,785	$2,895	$2,910	$2,861	$2,834	$2,958
Loans held for securitization	—	—	—	—	—	—	—	—	854
Loans securitized	2,602	576	674	778	888	1,002	1,128	1,265	495

Total Managed Automobile Loans	$2,954	$3,226	$3,338	$3,563	$3,783	$3,912	$3,989	$4,099	$4,307

HOME EQUITY LOANS(4)
Managed Home Equity Loans:

Average balances:
Loans held in portfolio *	$28,152	$28,233	$26,796	$25,310	$23,892	$21,874				$27,133	$20,106
Loans held for sale or securitization	15	—	—	—	—	—				4	—
Loans securitized	19	37	46	57	71	80				40	38

Total Average Managed Home Equity Loans*	$28,186	$28,270	$26,842	$25,367	$23,963	$21,954				$27,177	$20,144

End of period balances:
Loans held in portfolio *	$27,906	$28,894	$27,633	$25,958	$24,712	$23,037
Loans held for sale or securitization	—	—	—	—	—	—
Loans securitized	13	21	42	50	61	76

Total Managed Home Equity Loans*	$27,919	$28,915	$27,675	$26,008	$24,773	$23,113

(1)	In August 2005, the Corporation sold through securitization $600 million of credit card receivables

(2)	In December 2005 and February 2004, the Corporation sold through securitization $2.2 billion and $890 million of indirect prime automobile loans, respectively

(3)	Represents managed portfolio of indirect prime automobile loans

(4)	Securitization acquired in the Provident acquisition. Represents managed portfolio of prime home equity lines of credit and prime home equity installment loans

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

AVERAGE BALANCES
Assets
Earning Assets:
Loans(1):
Commercial	$27,474	$27,444	$27,164	$25,569	$25,189	$24,845	$19,552	$18,873	$20,035	$26,919	$22,131	$21,403
Commercial construction	3,279	3,083	2,999	2,909	2,936	2,815	2,270	2,245	2,445	3,068	2,568	2,343
Real estate — commercial	12,275	12,153	12,061	12,439	12,324	12,321	10,821	9,819	9,587	12,231	11,326	9,483
Real estate — residential	42,876	44,715	41,415	41,689	41,709	41,111	41,870	38,856	42,624	42,684	40,889	45,972
Home equity lines of credit*	21,823	22,160	20,950	19,520	18,203	16,348	12,898	11,465	10,472	21,122	14,743	9,293
Credit card and other unsecured lines of credit	2,676	2,684	2,375	2,351	2,350	2,281	2,232	2,283	2,330	2,523	2,286	2,155
Other consumer	7,202	7,717	8,053	8,308	7,919	7,565	7,209	7,936	8,150	7,818	7,659	8,059

Total loans*	117,605	119,956	115,017	112,785	110,630	107,286	96,852	91,477	95,643	116,365	101,602	98,708
Securities available for sale, at cost:
Taxable	7,060	6,838	7,112	7,539	8,354	8,583	5,623	5,539	5,513	7,134	7,033	6,195
Tax-exempt	597	612	634	656	690	647	667	658	674	625	665	669

Total securities available for sale	7,657	7,450	7,746	8,195	9,044	9,230	6,290	6,197	6,187	7,759	7,698	6,864
Federal funds sold, security resale agreements, and other investments	2,346	2,253	1,928	1,867	1,900	1,917	1,504	1,154	1,450	2,100	1,621	1,326

Total earning assets*	127,608	129,659	124,691	122,847	121,574	118,433	104,646	98,828	103,280	126,224	110,921	106,898
Allowance for loan losses	(1,097)	(1,123)	(1,178)	(1,175)	(1,176)	(1,181)	(1,027)	(1,017)	(1,025)	(1,143)	(1,101)	(1,028)
Fair value appreciation of securities available for sale	(8)	74	79	146	161	82	138	220	201	72	150	257
Nonearning assets	16,480	16,357	16,081	16,698	17,471	16,369	12,270	11,568	12,172	16,403	14,433	12,398

Total Assets*	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$109,599	$114,628	$141,556	$124,403	$118,525

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$28,160	$28,233	$28,726	$29,253	$29,851	$29,778	$28,614	$27,325	$26,845	$28,589	$28,897	$25,378
Savings accounts	2,189	2,303	2,425	2,531	2,706	2,679	2,576	2,369	2,367	2,361	2,583	2,423
Consumer time deposits	20,059	19,220	18,143	17,189	16,665	16,318	13,474	13,008	13,178	18,662	14,875	13,729
Other deposits	6,958	7,019	5,462	4,874	5,046	5,201	1,098	858	1,205	6,087	3,062	2,752
Foreign deposits	8,900	9,278	7,432	9,539	10,279	9,809	9,150	6,520	7,260	8,787	8,946	7,002
Federal funds borrowed	4,675	4,506	2,978	3,912	3,987	5,156	5,548	4,996	5,765	4,021	4,920	7,895
Security repurchase agreements	3,476	3,470	3,099	3,218	3,139	2,877	2,706	2,946	2,989	3,317	2,918	3,013
Borrowed funds	2,865	2,123	2,524	1,486	1,651	1,120	1,547	1,594	992	2,253	1,477	1,556
Long-term debt	31,787	33,171	34,364	31,684	28,928	25,744	20,031	21,339	25,056	32,752	24,028	24,854

Total interest bearing liabilities	109,069	109,323	105,153	103,686	102,252	98,682	84,744	80,955	85,657	106,829	91,706	88,602
Noninterest bearing deposits	17,752	18,706	18,434	18,136	18,883	18,731	17,756	15,658	16,089	18,257	17,763	17,203
Accrued interest and other liabilities*	3,613	3,958	3,334	3,915	4,048	3,931	3,157	3,327	3,492	3,705	3,618	3,748

Total Liabilities*	130,434	131,987	126,921	125,737	125,183	121,344	105,657	99,940	105,238	128,791	113,087	109,553
Total Stockholders’ Equity	12,549	12,980	12,752	12,779	12,847	12,359	10,370	9,659	9,390	12,765	11,316	8,972

Total Liabilities and Stockholders’ Equity*	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$109,599	$114,628	$141,556	$124,403	$118,525

Memo:
Interest bearing core deposits	$50,408	$49,756	$49,294	$48,973	$49,222	$48,775	$44,664	$42,702	$42,390	$49,612	$46,355	$41,530
Interest bearing total deposits	66,266	66,053	62,188	63,386	64,547	63,785	54,912	50,080	50,855	64,486	58,363	51,284
Borrowed funding and long-term debt	42,803	43,270	42,965	40,300	37,705	34,897	29,832	30,875	34,802	42,343	33,343	37,318

(1)	Includes loans held for sale or securitization

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

INTEREST
Assets
Earning Assets:
Loans(1):
Commercial	$454	$420	$385	$330	$309	$273	$179	$175	$183	$1,589	$936	$818
Commercial construction	58	50	45	40	38	33	24	24	25	193	119	103
Real estate — commercial	210	197	188	183	181	173	151	143	144	778	648	581
Real estate — residential	729	725	660	643	663	664	656	608	683	2,757	2,591	2,964
Home equity lines of credit*	345	323	280	246	197	150	123	111	94	1,194	581	355
Credit card and other unsecured lines of credit	72	70	57	52	62	46	45	47	45	251	200	173
Other consumer	115	123	126	129	126	124	115	131	138	493	496	569

Total loans*	1,983	1,908	1,741	1,623	1,576	1,463	1,293	1,239	1,312	7,255	5,571	5,563
Securities available for sale, at cost:
Taxable	88	84	88	92	104	106	66	69	69	352	345	322
Tax-exempt	10	11	12	12	12	12	13	12	12	45	49	51

Total securities available for sale	98	95	100	104	116	118	79	81	81	397	394	373
Federal funds sold, security resale agreements, and other investments	32	31	24	24	35	20	15	18	14	111	88	58

Total earning assets*	$2,113	$2,034	$1,865	$1,751	$1,727	$1,601	$1,387	$1,338	$1,407	$7,763	$6,053	$5,994

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$151	$132	$112	$93	$77	$61	$57	$57	$59	$488	$252	$257
Savings accounts	2	3	3	2	2	3	2	2	2	10	9	11
Consumer time deposits	190	169	150	133	124	114	117	112	118	642	467	506
Other deposits	70	62	41	30	25	19	4	2	4	203	50	34
Foreign deposits	80	75	51	55	47	34	22	15	17	261	118	84
Federal funds borrowed	47	40	22	25	21	20	16	14	16	134	71	114
Security repurchase agreements	26	22	15	13	10	5	4	4	4	76	23	19
Borrowed funds	28	19	15	6	5	4	3	3	2	68	15	18
Long-term debt	327	305	285	237	198	164	110	116	153	1,154	588	587

Total interest bearing liabilities	$921	$827	$694	$594	$509	$424	$335	$325	$375	$3,036	$1,593	$1,630

Tax-Equivalent Net Interest Income*	$1,192	$1,207	$1,171	$1,157	$1,218	$1,177	$1,052	$1,013	$1,032	$4,727	$4,460	$4,364

Memo:
Interest bearing core deposits	$343	$304	$265	$228	$203	$178	$176	$171	$179	$1,140	$728	$774
Interest bearing total deposits	493	441	357	313	275	231	202	188	200	1,604	896	892
Borrowed funding and long-term debt	428	386	337	281	234	193	133	137	175	1,432	697	738

Amortization of fair value adjustments included above(2):
Loans	($4)	($7)	($7)	($9)	($9)	($13)	—	—	—	($27)	($22)	—
Deposits	(5)	(9)	(12)	(17)	(21)	(34)	—	—	—	(43)	(55)	—
Long-term debt	(7)	(8)	(10)	(7)	(17)	(20)	—	—	—	(32)	(37)	—

(1)	Includes loans held for sale or securitization

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

RATES

Assets
Earning Assets:
Loans(1):
Commercial	6.57%	6.07%	5.69%	5.22%	4.90%	4.36%	3.69%	3.72%	3.63%	5.90%	4.23%	3.82%
Commercial construction	6.99	6.47	5.99	5.59	5.11	4.64	4.34	4.30	4.07	6.29	4.63	4.41
Real estate — commercial	6.80	6.42	6.25	5.98	5.84	5.58	5.61	5.87	5.99	6.36	5.72	6.13
Real estate — residential	6.80	6.49	6.36	6.17	6.36	6.47	6.26	6.26	6.41	6.46	6.34	6.45
Home equity lines of credit*	6.33	5.83	5.34	5.04	4.35	3.66	3.80	3.88	3.59	5.65	3.94	3.81
Credit card and other unsecured lines of credit	10.48	10.43	9.74	8.90	10.37	8.16	8.02	8.30	7.57	9.93	8.73	8.01
Other consumer	6.34	6.34	6.28	6.28	6.35	6.51	6.43	6.62	6.76	6.31	6.48	7.07

Total loans*	6.72	6.34	6.06	5.79	5.69	5.44	5.35	5.43	5.47	6.23	5.48	5.64
Securities available for sale, at cost:
Taxable	4.96	4.92	4.96	4.88	4.91	4.96	4.70	5.02	4.94	4.93	4.90	5.19
Tax-exempt	7.19	7.18	7.40	7.29	7.02	7.28	7.62	7.53	7.50	7.27	7.36	7.68

Total securities available for sale	5.14	5.10	5.16	5.07	5.07	5.12	5.01	5.29	5.22	5.12	5.11	5.43
Federal funds sold, security resale agreements, and other investments	5.40	5.39	5.02	5.27	7.70	4.01	4.09	5.98	3.60	5.28	5.46	4.35

Total earning assets*	6.60	6.25	5.99	5.73	5.67	5.39	5.31	5.43	5.43	6.15	5.46	5.61

Liabilities
Interest bearing liabilities:
NOW and money market accounts	2.13	1.85	1.57	1.28	1.03	.82	.80	.83	.88	1.71	.87	1.01
Savings accounts	.49	.47	.41	.38	.37	.34	.35	.35	.36	.44	.35	.45
Consumer time deposits	3.75	3.49	3.33	3.13	2.94	2.78	3.50	3.47	3.55	3.44	3.14	3.69
Other deposits	4.01	3.48	2.99	2.51	2.03	1.46	1.13	1.13	1.07	3.33	1.64	1.23
Foreign deposits	3.58	3.19	2.77	2.33	1.83	1.35	.98	.94	.94	2.97	1.32	1.20
Federal funds borrowed	4.03	3.53	2.98	2.55	2.11	1.56	1.15	1.13	1.09	3.34	1.45	1.44
Security repurchase agreements	2.90	2.48	2.00	1.65	1.20	.77	.56	.55	.53	2.28	.78	.63
Borrowed funds	3.86	3.56	2.30	1.77	1.30	1.35	.81	.75	.96	3.01	1.03	1.20
Long-term debt	4.08	3.67	3.32	3.03	2.72	2.54	2.21	2.18	2.42	3.52	2.45	2.36

Total interest bearing liabilities	3.35	3.00	2.65	2.32	1.98	1.71	1.59	1.62	1.74	2.84	1.74	1.84

Net Interest Spread*	3.25	3.25	3.34	3.41	3.69	3.68	3.72	3.81	3.69	3.31	3.72	3.77
Contribution of noninterest bearing sources of funds*	.49	.47	.42	.37	.32	.29	.31	.30	.30	.43	.30	.31

Net Interest Margin*	3.74%	3.72%	3.76%	3.78%	4.01%	3.97%	4.03%	4.11%	3.99%	3.74%	4.02%	4.08%

Memo:
Interest bearing core deposits	2.70%	2.42%	2.16%	1.88%	1.64%	1.45%	1.59%	1.61%	1.68%	2.30%	1.57%	1.86%
Interest bearing total deposits	2.96	2.64	2.31	2.00	1.70	1.43	1.48	1.51	1.56	2.49	1.54	1.74
Borrowed funding and long-term debt	3.96	3.55	3.14	2.82	2.47	2.21	1.79	1.78	1.99	3.38	2.09	1.98

(1)	Includes loans held for sale or securitization

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

Per common share:
Basic net income	$.65	$.75	$.98	$.75	$1.48	$.88	$.84	$1.17	$.89	$3.13	$4.37	$3.46
Diluted net income	.64	.74	.97	.74	1.46	.86	.83	1.16	.88	3.09	4.31	3.43
Trailing four quarters basic net income	3.13	3.96	4.09	3.95	4.37	3.78	3.46	3.58	3.46
Trailing four quarters diluted net income	3.09	3.91	4.03	3.89	4.31	3.73	3.43	3.54	3.43
Dividends declared	.37	.37	.35	.35	.35	.35	.32	.32	.32	1.44	1.34	1.25
Dividends paid	.37	.37	.35	.35	.35	.35	.32	.32	.32	1.44	1.34	1.25
Dividend payout ratio(1)	57.81%	50.00%	36.08%	47.30%	23.97%	40.70%	38.55%	27.59%	36.36%	46.60%	31.09%	36.44%
Dividend yield (annualized)(2)	4.41	4.43	4.10	4.18	3.73	3.63	3.66	3.60	3.77
P/E ratio(3)	10.86 x	8.55 x	8.47 x	8.61 x	8.71 x	10.35 x	10.21 x	10.05 x	9.90 x

Common dividends declared	$232.6	$236.9	$224.5	$228.4	$231.5	$235.0	$199.4	$194.5	$195.3	$922.4	$860.4	$764.8
Preferred dividends declared	.4	.4	.4	.4	.4	.4	—	—	—	1.6	.8	—

Common dividends paid	232.6	236.9	224.5	228.4	231.5	235.0	199.4	194.5	195.3	922.4	860.4	764.8
Preferred dividends paid	.4	.4	.4	.4	.4	.4	—	—	—	1.6	.8	—

Shares outstanding(4):
Average basic	618,227	635,858	636,883	643,005	652,949	663,339	619,098	605,917	607,624	633,432	635,450	611,206
Average diluted	625,359	644,688	644,134	652,487	666,250	677,143	625,476	612,597	612,712	641,601	645,511	616,410
Ending common	615,048	628,893	636,715	637,771	646,750	658,273	612,880	606,560	605,996

Common stock price:
High	$35.04	$37.85	$35.30	$37.75	$39.66	$39.35	$36.10	$37.10	$34.44	$37.85	$39.66	$34.97
Low	29.80	33.37	32.08	32.85	36.07	34.35	32.60	32.14	29.46	29.80	32.14	26.53
Close	33.57	33.44	34.12	33.50	37.55	38.62	35.01	35.58	33.94

Book value per common share	$20.51	$20.54	$20.42	$19.82	$19.80	$18.98	$16.86	$16.25	$15.39
Tangible book value per common share	14.85	14.97	14.90	14.34	14.36	13.57	14.43	14.33	13.47
Other comprehensive income per share	.02	.06	.12	.07	.16	.13	.07	.11	.11

Market to book value	163.7%	162.8%	167.1%	169.0%	189.6%	203.5%	207.7%	219.0%	220.5%

Market capitalization of common stock	$20,647	$21,030	$21,725	$21,365	$24,285	$25,422	$21,457	$21,581	$20,568

(1)	Dividend declared divided by diluted net income per common share

(2)	Dividend declared (annualized) divided by quarter-end stock price

(3)	Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)	In thousands
INTEREST RATE RISK MEASURES

	2005				2004				2003
	4th Qtr(1)	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

MARKET VALUE OF EQUITY(MVE)(2)
Duration of Equity(DOE)(3):
Current Yield Curve	+0.9%	+0.7%	+0.1%	-0.1%	-0.4%	-0.2%	-0.6%	-0.6%	-1.8%
+150 basis points Shock vs. Current Yield Curve(4)	+1.7%	+1.6%	+1.1%	+0.8%	+0.6%	+0.8%	+0.1%	+0.1%	-0.8%
-150 basis points Shock vs. Current Yield Curve(5)	-0.6%	-0.7%	-1.2%	-1.8%	-2.0%	-3.1%	-2.7%	-3.1%	-5.4%

(1)	Based on positions at November 30, 2005 and market values at December 16, 2005.

(2)	The Market Value of Equity (MVE) is defined as the discounted present value of net cash flows from all assets, liabilities, and off-balance sheet arrangements, other than MSRs and associated hedges. MVE analysis is performed as of a single point in time and does not include estimates of future business volumes or intangible assets.

(3)	Duration of Equity (DOE) represents the estimated percentage change in MVE for a 1% instantaneous parallel shift in the yield curve. A positive DOE indicates that MVE would increase as rates fall, or decrease as rates rise. A negative DOE indicates that MVE would increase as rates rise, or decrease as rates fall.

(4)	Asset Liability Committee’s (ALCO) policy limit is +3.0%.

(5)	ALCO’s policy limit is -1.0%.

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(In millions, except per share data)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

LONG-TERM DEBT AND BORROWED FUNDS
Long-Term Debt:
Holding company debt:
Senior notes	$1,241	$1,250	$1,266	$815	$559	$566	$476	$499	$295
Subordinated debt	1,089	1,106	1,137	1,331	1,354	1,381	1,513	1,597	1,969
Junior subordinated debentures owed to unconsolidated subsidiary trusts	474	594	598	600	605	609	249	186	186
Other	—	—	—	1	1	1	1	2	2

Total holding company debt	2,804	2,950	3,001	2,747	2,519	2,557	2,239	2,284	2,452
Subsidiary debt:
Subordinated debt	2,011	2,034	2,069	2,015	2,057	2,091	2,012	2,117	2,080
Senior bank notes	22,088	22,997	23,602	23,420	18,549	17,987	12,360	11,489	15,266
FHLB advances	3,920	4,774	4,783	4,851	4,904	4,965	3,881	3,668	3,868
Secured debt financings	131	147	178	480	667	893	—	—	—
Other	16	16	33	—	—	—	—	—	—

Total subsidiary debt	28,166	29,968	30,665	30,766	26,177	25,936	18,253	17,274	21,214

Total Long-Term Debt	$30,970	$32,918	$33,666	$33,513	$28,696	$28,493	$20,492	$19,558	$23,666

Borrowed Funds:
U.S. Treasury demand notes	$1,754	$2,734	$600	$734	$1,024	$6,374	$2,986	$569	$5,655
Short-term senior bank notes	137	79	20	60	195	100	100	—	—
Short-term FHLB advances	150	1,150	—	—	—	—	—	—	—
Commercial paper and other	1,477	1,490	919	1,003	817	1,153	817	812	960

Total Borrowed Funds	$3,518	$5,453	$1,539	$1,797	$2,036	$7,627	$3,903	$1,381	$6,615

STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$12,613	$12,920	$13,002	$12,643	$12,804	$12,492	$10,335	$9,854	$9,329

Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized (loss) gain, net	($4)	$22	$71	$23	$107	$138	$45	$149	$132
SFAS 133 unrealized gain (loss), net	16	18	8	24	(6)	(51)	(3)	(81)	(67)

Total Accumulated Other Comprehensive Income, Net of Tax	$12	$40	$79	$47	$101	$87	$42	$68	$65

RISK-BASED CAPITAL(1)
Tier 1 capital	$9,517	$9,913	$10,003	$9,731	$9,815	$9,542	$9,018	$8,864	$8,420
Total risk-based capital	13,499	13,914	14,078	13,853	14,023	13,758	13,073	12,946	12,561
Risk-weighted assets	127,841	129,095	125,720	123,096	118,960	115,990	99,988	94,709	95,772
Tier 1 capital ratio	7.44%	7.68%	7.96%	7.91%	8.25%	8.23%	9.02%	9.36%	8.79%
Total risk-based capital ratio	10.56	10.78	11.20	11.25	11.79	11.86	13.07	13.67	13.12
Leverage ratio	6.83	7.03	7.36	7.22	7.31	7.35	7.90	8.19	7.43

COMMON STOCK ROLLFORWARD
Beginning balance	628.9	636.7	637.8	646.7	658.3	612.9	606.6	606.0	609.1	646.7	606.0	611.5
Shares issued under stock award plans	1.0	2.5	1.9	1.5	1.5	5.9	1.5	3.7	2.2	6.9	12.6	8.2
Shares issued for acquisitions	—	—	—	—	—	57.0	14.3	—	—	—	71.3	—
Shares issued for PRIDES conversions	—	.4	2.2	3.8	—	—	—	—	—	6.4	—	—
Shares repurchased under repurchase authorizations	(14.7)	(10.2)	(4.7)	(13.9)	(12.9)	(16.0)	(9.0)	(2.2)	(4.8)	(43.5)	(40.1)	(11.5)
Shares exchanged for stock award plans	(.2)	(.6)	(.4)	(.4)	(.2)	(1.1)	(.5)	(.9)	(.5)	(1.6)	(2.7)	(2.2)
Other	—	.1	(.1)	.1	—	(.4)	—	—	—	.1	(.4)	—

Ending Balance	615.0	628.9	636.7	637.8	646.7	658.3	612.9	606.6	606.0	615.0	646.7	606.0

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	14.7	10.2	4.7	13.9	12.9	16.0	9.0	2.2	4.8	43.5	40.1	11.5
Average price per share of repurchased common shares	$32.69	$35.31	$33.73	$35.48	$37.86	$36.83	$35.06	$34.53	$32.53	$34.31	$36.64	$30.76
Total cost	$479.9	$358.6	$159.2	$494.0	$488.2	$589.2	$315.9	$75.4	$154.7	$1,491.7	$1,468.7	$352.6
Common shares remaining under authorization(2)	33.6	8.3	18.5	23.2	37.1	25.0	41.0	50.0	27.8

SELECTED RATIOS AND OTHER
Long-term debt to equity	245.54%	254.77%	258.93%	265.06%	224.13%	228.08%	198.28%	198.47%	253.69%
Long-term debt to total capitalization	71.06	71.81	72.14	72.61	69.15	69.52	66.47	66.50	71.73
Equity to assets*	8.86	8.80	9.02	8.97	9.18	9.14	8.82	8.83	8.18
Tangible common equity to assets(3)*	6.57	6.57	6.75	6.65	6.83	6.71	7.64	7.88	7.23
Minority interest(4)	$172	$171	$179	$239	$240	$332	$164	$157	$156

(1)	Fourth quarter 2005 risk-based capital is based upon preliminary data

(2)	In October 2005, National City’s Board of Directors authorized an additional 40 million shares of issued and outstanding common stock. This new authorization is incremental to the December 2004 share repurchase authorization, for 25 million shares, which replaced all previous share authorizations.

(3)	Excludes goodwill and other intangible assets

(4)	Included in other liabilities on the consolidated balance sheet

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

Mortgage banking revenue **	$200	$183	$399	$272	$117	$348	$167	$558	$440	$1,054	$1,190	$1,447
Deposit service charges	196	193	172	161	175	172	162	147	146	722	656	568
Payment processing revenue	1	—	1	—	23	132	132	122	135	2	409	478
Trust and investment management fees	72	73	78	73	72	74	79	76	72	296	301	291
Card-related fees*	48	57	58	49	56	54	53	49	51	212	212	201
Other service fees	32	34	33	26	33	28	29	23	24	125	113	106
Brokerage revenue	41	35	44	39	45	34	34	32	31	159	145	122
Leasing revenue	58	66	69	74	80	88	6	6	8	267	180	37
Ineffective hedge and other derivative gains (losses), net(1)	20	(1)	32	13	28	2	35	8	25	64	73	100
Principal investment gains (losses), net	24	14	9	10	10	19	17	23	—	57	69	7
Student loan sale gains	1	1	11	1	—	1	15	—	—	14	16	7
Gain on sale of home equity lines of credit (HELOCs)	18	—	—	—	—	—	—	—	—	18	—	—
Gain on sale of National Processing, Inc.	—	—	—	—	714	—	—	—	—	—	714	—
Gain on sale of Upper Peninsula branches	—	—	—	—	14	—	—	—	—	—	14	—
Gain on sale of Corporate Trust Bond Administration business	—	—	—	—	(3)	—	65	—	—	—	62	—
Gain on sale of Madison Bank & Trust Co.	—	16	—	—	—	—	—	—	—	16	—	—
Initial gain from the securitization of credit card receivables	—	1	—	—	—	—	—	—	—	1	—	—
Initial (loss) gain from the securitization of automobile receivables	(29)	—	—	—	—	—	—	9	—	(29)	9	—
All other	86	76	70	67	78	69	55	56	47	299	258	182

Total fees and other income*/**	768	748	976	785	1,442	1,021	849	1,109	979	3,277	4,421	3,546
Bank stock fund	3	—	2	8	3	—	—	—	7	13	3	40
Other securities	6	(1)	3	6	8	3	5	—	3	14	16	7

Total securities gains (losses), net	9	(1)	5	14	11	3	5	—	10	27	19	47

Total Noninterest Income*/**	$777	$747	$981	$799	$1,453	$1,024	$854	$1,109	$989	$3,304	$4,440	$3,593

Memo:
Operating lease intangible amortization(2)	($4)	($5)	($7)	($8)	($9)	($11)				($24)	($20)

(1)	Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue

(2)	Represents amortization of operating lease intangible asset recognized in connection with the acquisition of Provident, included in leasing revenue
NONINTEREST EXPENSE
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

Salaries, benefits, and other personnel**	$660	$654	$635	$611	$653	$630	$558	$522	$523	$2,560	$2,363	$2,157
Equipment	80	71	76	76	92	73	69	66	72	303	300	245
Net occupancy	72	71	72	101	69	66	59	60	61	316	254	233
Third-party services**	96	81	80	75	102	92	82	74	94	332	350	318
Card processing	6	5	5	5	13	59	60	58	60	21	190	218
Telecommunications	20	21	20	21	22	21	23	19	22	82	85	84
Marketing and public relations	66	32	39	28	33	30	30	22	30	165	115	136
Leasing expense	45	25	52	57	57	63	2	4	3	179	126	52
Postage	18	22	21	22	21	22	20	20	19	83	83	79
Travel and entertainment	22	20	22	21	25	22	19	16	19	85	82	61
Supplies	14	14	16	16	19	17	15	14	16	60	65	59
State and local taxes	8	20	22	24	16	16	13	15	16	74	60	62
Intangible asset amortization	11	11	15	15	16	17	7	6	6	52	46	23
FDIC assessments	2	3	2	3	2	3	3	2	3	10	10	10
OREO expense, net	3	2	—	2	3	2	2	2	5	7	9	18
Building lease termination penalty	—	—	—	—	—	—	—	—	—	—	—	9
Straight-line operating lease rent adjustment	—	—	—	29	—	—	—	—	—	29	—	—
Impairment, fraud, and other losses, net	52	19	21	16	15	20	26	10	24	108	71	63
All other	96	87	83	23	89	58	61	55	61	289	263	226

Total Noninterest Expense**	$1,271	$1,158	$1,181	$1,145	$1,247	$1,211	$1,049	$965	$1,034	$4,755	$4,472	$4,053

Memo:
Merger integration costs	$5	$9	$12	$19	$39	$28	$6	$1		$45	$74

*/**	See note on Summary of Presentation Changes

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

Personal Accounts:
DDA and NOW deposit fees	$9	$9	$9	$9	$10	$10	$10	$11	$11	$36	$41	$48
Savings and time deposit fees	3	3	3	3	3	3	3	3	3	12	12	13
Overdraft and NSF fees	89	92	73	62	71	72	66	52	57	316	261	202
Debit card interchange fees	24	23	22	21	21	19	18	16	15	90	74	65

Total personal account fees	125	127	107	95	105	104	97	82	86	454	388	328

Business accounts:
Deposit fees	5	7	6	9	10	11	6	6	6	27	33	$25
Overdraft and NSF fees	12	14	9	8	8	8	8	6	6	43	30	24
Debit card interchange fees	4	3	3	3	3	3	3	2	2	13	11	6
Cash management fees	39	41	41	39	38	41	42	45	41	160	166	169

Total Business account fees	60	65	59	59	59	63	59	59	55	243	240	224

Other deposit service charges	11	1	6	7	11	5	6	6	5	25	28	16

Total Deposit Service Charges	$196	$193	$172	$161	$175	$172	$162	$147	$146	$722	$656	$568

CARD-RELATED FEES
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

Credit card:
Credit limit exceed and stop payment fees	$2	$4	$2	$3	$2	$2	$2	$2	$2	$11	$8	$7
Cash advance fees	1	1	1	1	1	1	1	1	1	4	4	6
Interchange fees	20	20	16	10	8	8	13	12	13	66	41	48
Fees on securitized loans	13	19	23	21	27	25	25	24	25	76	101	94
Reward programs and incentives	(10)	(8)	(8)	(7)	(7)	(8)	(7)	(6)	(6)	(33)	(28)	(22)
Debt cancellation and other fees	—	2	4	4	7	7	1	1	1	10	16	3

Total credit card fees	26	38	38	32	38	35	35	34	36	134	142	136

Other:
Personal and business lines of credit fees	1	1	1	1	1	1	1	1	1	4	4	2
Home equity lines of credit *	5	3	2	2	1	2	2	1	1	12	6	8
ATM fees	16	15	17	14	16	16	15	13	13	62	60	55

Total other card-related fees*	22	19	20	17	18	19	18	15	15	78	70	65

Total Card-Related fees*	$48	$57	$58	$49	$56	$54	$53	$49	$51	$212	$212	$201

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

Salaries and wages	$354	$361	$356	$351	$353	$361	$320	$313	$313	$1,422	$1,347	$1,225
Incentive compensation	201	229	209	170	207	199	210	158	167	809	774	843
Deferred personnel costs**	(121)	(124)	(116)	(96)	(126)	(131)	(140)	(108)	(120)	(457)	(505)	(570)
Stock-based compensation	15	12	15	15	28	15	12	12	10	57	67	30
Payroll taxes	31	36	38	51	32	37	36	44	28	156	149	141
Contract labor	67	51	47	34	62	36	31	20	38	199	149	110
Medical and other benefits	38	45	45	47	31	50	43	42	39	175	166	163
Defined contribution plans	16	19	19	25	16	17	17	22	13	79	72	67
Defined benefit pension plan	—	1	1	1	3	2	2	2	(4)	3	9	(16)
Market valuation adjustments on deferred compensation liabilities	6	9	7	(6)	18	4	7	3	19	16	32	39
Severance and other	53	15	14	19	29	40	20	14	20	101	103	125

Total Salaries, Benefits, and Other Personnel Expense**	$660	$654	$635	$611	$653	$630	$558	$522	$523	$2,560	$2,363	$2,157

**	See note on Summary of Presentation Changes
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	2005				2004				2003
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

Line of business staff:
Consumer and Small Business Financial Services	12,614	13,048	13,344	13,183	13,079	12,661	12,314	11,976	12,077
Wholesale Banking	2,415	2,415	2,388	2,350	2,282	2,272	1,683	1,590	1,571
National City Mortgage	7,673	7,831	7,956	7,970	7,814	7,674	7,819	7,697	7,868
National Consumer Finance
First Franklin Financial Corporation	2,571	2,716	2,598	2,392	2,391	2,481	2,241	2,012	1,943
National City Home Loan Services	510	442	398	341	325	326	338	328	357
National Home Equity	503	514	497	448	415	415	391	312	311
National City Warehouse Resources	82	84	80	68	69	63	—	—	—

Total National Consumer Finance	3,666	3,756	3,573	3,249	3,200	3,285	2,970	2,652	2,611
Asset Management	1,506	1,518	1,568	1,524	1,517	1,522	1,500	1,474	1,501
National Processing(2)	—	—	—	—	—	1,608	1,655	1,671	1,693

Corporate support staff(3)	6,396	6,565	6,664	6,832	7,338	7,370	6,121	5,976	6,010

Total Employees	34,270	35,133	35,493	35,108	35,230	36,392	34,062	33,036	33,331

(1)	Represents period-end, active, full-time equivalent employees

(2)	In October 2004, the National Processing business was sold

(3)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

LOAN LOSS ALLOWANCE

Beginning loan loss allowance	$1,108	$1,125	$1,179	$1,188	$1,178	$1,028	$1,011	$1,023	$1,030	$1,188	$1,023	$1,006
Provision for loan losses	136	68	19	77	108	100	61	70	145	300	339	628
Allowance related to loans acquired, sold, or securitized	(12)	(2)	(1)	1	6	147	19	—	(2)	(14)	172	(2)
Charge-offs:
Commercial	59	27	31	43	60	63	17	30	81	160	170	328
Commercial construction	—	2	—	2	10	2	—	—	1	4	12	3
Real estate — commercial	8	11	8	5	8	6	7	2	13	32	23	31
Real estate — residential	37	26	29	42	34	30	34	28	32	134	126	152
Home equity lines of credit	17	10	8	7	8	6	7	6	6	42	27	24
Credit card and other unsecured lines of credit	39	33	30	28	25	26	27	31	27	130	109	98
Other consumer	30	24	20	26	28	24	25	27	29	100	104	121

Total charge-offs	190	133	126	153	173	157	117	124	189	602	571	757

Recoveries:
Commercial	20	20	25	32	42	22	23	14	13	97	101	44
Commercial construction	2	—	—	—	1	—	—	—	—	2	1	—
Real estate — commercial	3	2	2	3	3	4	3	3	3	10	13	5
Real estate — residential	14	13	12	17	10	18	14	10	10	56	52	37
Home equity lines of credit	2	2	2	2	2	3	3	2	2	8	10	7
Credit card and other unsecured lines of credit	3	3	4	2	2	2	2	2	2	12	8	8
Other consumer	8	10	9	10	9	11	9	11	9	37	40	47

Total recoveries	52	50	54	66	69	60	54	42	39	222	225	148

Net charge-offs	138	83	72	87	104	97	63	82	150	380	346	609

Ending loan loss allowance	$1,094	$1,108	$1,125	$1,179	$1,188	$1,178	$1,028	$1,011	$1,023	$1,094	$1,188	$1,023

Memo:
Net charge-offs on:
Securitized credit cards	$24	$14	$20	$18	$19	$19	$21	$17	$19	$76	$76	$75
Managed credit cards	48	34	38	36	35	35	39	38	37	156	147	136
Securitized automobile loans	3	3	3	3	4	3	3	2	2	12	12	9
Managed automobile loans(1)	13	10	8	11	14	10	10	12	12	42	46	46
Securitized home equity loans	—	—	—	1	—	—	—	—	—	1	—	—
Managed home equity loans(2)	21	13	11	13	10	9	—	—	—	58	35	—

NET CHARGE-OFFS AS A % OF AVERAGE PORTFOLIO LOANS (annualized)
Commercial	.56%	.09%	.10%	.18%	.30%	.64%	(.11)%	.34%	1.37%	.23%	.31%	1.33%
Commercial construction	(.16)	.22	.06	.26	1.19	.32	(.07)	(.01)	.13	.09	.41	.12
Real estate — commercial	.13	.33	.19	.08	.18	.09	.16	(.06)	.41	.18	.09	.27
Real estate — residential	.29	.16	.20	.34	.31	.16	.29	.28	.33	.25	.26	.49
Home equity lines of credit*	.28	.13	.11	.11	.10	.09	.13	.13	.15	.16	.11	.18
Credit card and other unsecured lines of credit	5.86	4.82	4.64	4.48	3.92	4.01	4.66	5.08	4.29	4.96	4.41	4.21
Other consumer	1.33	.78	.54	.76	.91	.77	.80	.91	1.04	.83	.85	.94

Total Net Charge-offs*	.52%	.30%	.27%	.35%	.41%	.41%	.30%	.42%	.76%	.36%	.39%	.80%

Memo:
Securitized credit cards	7.57%	4.75%	5.92%	5.04%	5.29%	5.33%	5.69%	4.77%	5.20%	5.81%	5.27%	5.15%
Managed credit cards	7.95%	5.70%	6.44%	6.08%	5.69%	5.78%	6.38%	6.00%	5.82%	6.54%	5.96%	5.56%
Securitized automobile loans	.98%	1.92%	1.37%	1.67%	1.72%	1.18%	.90%	.83%	1.67%	1.40%	1.13%	1.43%
Managed automobile loans(1)	1.65%	1.25%	.94%	1.24%	1.44%	1.08%	.96%	1.14%	1.09%	1.26%	1.15%	1.04%
Securitized home equity loans	5.29%	2.45%	2.12%	5.37%	1.07%	1.84%	—	—	—	3.73%	1.47%	—
Managed home equity loans(2)*	.30%	.17%	.17%	.21%	.16%	.16%	—	—	—	.21%	.18%	—

LENDING-RELATED COMMITMENTS ALLOWANCE(3)
Beginning lending-related commitment allowance	$88	$100	$93	$100	$127	$117	$115	$102	$99	$100	$102	$92
Allowance related to commitments acquired	—	—	—	—	—	12	2	—	—	—	14	—
Net provision for credit losses	(4)	(12)	7	(7)	(27)	(2)	—	13	3	(16)	(16)	10

Ending lending-related commitment allowance	$84	$88	$100	$93	$100	$127	$117	$115	$102	$84	$100	$102

Memo:
Total Provision for Credit Losses	$132	$56	$26	$70	$81	$98	$61	$83	$148	$284	$323	$638

(1)	Represents managed portfolio of indirect prime automobile loans

(2)	Represents managed portfolio of prime home equity line of credit and prime home equity installment loans

(3)	Included in accrued expenses and other liabilities on the consolidated balance sheet

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2005				2004				2003
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

NONPERFORMING ASSETS
Commercial	$181	$169	$142	$158	$161	$212	$164	$200	$257
Commercial construction	20	28	28	13	12	13	2	4	7
Real estate — commercial	114	111	118	110	102	101	89	68	67
Real estate — residential:
National City Mortgage	96	100	106	116	108	88	92	124	103
First Franklin	51	50	49	57	53	54	55	55	51
Altegra/Loan Zone	1	1	2	2	1	10	12	41	50
Other	27	23	26	25	26	24	25	13	15

Total real estate — residential	175	174	183	200	188	176	184	233	219

Total nonperforming portfolio loans	490	482	471	481	463	502	439	505	550
Other real estate owned (OREO):
Commercial	5	3	4	3	5	18	4	2	2
Real estate — residential:
National City Mortgage	26	28	28	30	32	31	35	31	43
First Franklin	57	51	46	48	42	42	38	39	33
Altegra/Loan Zone	1	1	1	2	5	9	15	20	21
Other	1	1	1	2	2	7	3	—	—

Total real estate — residential	85	81	76	82	81	89	91	90	97

Other	7	8	11	5	3	—	—	—	—
Total OREO	97	92	91	90	89	107	95	92	99
Mortgage loans held for sale and other	9	11	10	7	11	19	10	9	8

Total Nonperforming Assets	$596	$585	$572	$578	$563	$628	$544	$606	$657

PERCENTAGE OF NONPERFORMING ASSETS BY CATEGORY
Commercial	30%	28%	24%	28%	29%	34%	30%	34%	40%
Commercial construction	3	5	5	2	2	2	—	1	1
Real estate — commercial	19	19	21	19	18	16	16	11	10
Real estate — residential:
National City Mortgage	16	17	18	20	19	15	17	20	15
First Franklin	9	9	9	10	9	8	10	9	8
Altegra/Loan Zone	—	—	—	—	—	2	2	7	8
Other	5	4	5	4	5	3	5	2	2

Total real estate — residential	30	30	32	34	33	28	34	38	33

Total nonperforming portfolio loans	82	82	82	83	82	80	80	84	84
Other real estate owned (OREO):
Commercial	1	1	1	1	1	3	1	—	—
Real estate — residential:
National City Mortgage	4	5	5	6	6	5	6	5	7
First Franklin	10	9	8	8	7	7	7	7	5
Altegra/Loan Zone	—	—	—	—	1	1	3	3	3
Other	—	—	—	—	—	1	1	—	—

Total real estate — residential	14	14	13	14	14	14	17	15	15

Other	1	1	2	1	1	—	—	—	—
Total OREO	16	16	16	16	16	17	18	15	15
Mortgage loans held for sale and other	2	2	2	1	2	3	2	1	1

Total Nonperforming Assets	100%	100%	100%	100%	100%	100%	100%	100%	100%

DISTRESSED LOAN SALES
Distressed loans classified as nonperforming at the end of the previous quarter	$13	$7	—	—	—	—	$1	$11	$27
Other	—	—	$9	$8	—	$8	—	15	12

Total Distressed Loans Sold	$13	$7	$9	$8	—	$8	$1	$26	$39

RATIOS
Nonperforming assets to period-end portfolio loans and other nonperforming assets*	.56%	.54%	.53%	.56%	.56%	.64%	.64%	.76%	.83%
Nonperforming assets to period-end total assets*	.42	.40	.40	.41	.40	.46	.46	.54	.58
Loan loss allowance to nonperforming portfolio loans	223.11	230.08	238.64	245.11	256.92	234.48	234.09	200.41	186.09
Loan loss allowance to period-end portfolio loans*	1.03	1.02	1.05	1.15	1.19	1.21	1.21	1.26	1.29
Loan loss allowance (period-end) to annualized net charge-offs	199.42	336.67	391.50	330.46	290.31	302.46	407.33	305.75	171.81

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2005				2004				2003
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

LOANS 90+ DAYS PAST DUE
ACCRUING INTEREST
Commercial	$36	$61	$51	$59	$44	$51	$39	$26	$20
Commercial construction	5	9	10	6	12	16	3	10	3
Real estate — commercial	9	37	32	39	29	46	51	35	32
Real estate — residential:
National City Mortgage and other	118	122	123	162	168	150	121	131	140
First Franklin	391	307	271	265	295	265	252	235	225
Altegra/Loan Zone	1	2	2	2	3	8	10	50	63
National Home Equity	—	—	—	—	1	—	—	—	—

Total real estate — residential	510	431	396	429	467	423	383	416	428

Home equity lines of credit	23	17	11	10	10	9	7	9	15
Credit card and other unsecured lines of credit	20	23	22	22	21	22	22	22	18
Other consumer	17	14	13	9	13	13	10	10	12
Mortgage loans held for sale and other	16	20	10	19	25	48	35	36	37

Total Loans 90+ Days Past Due	$636	$612	$545	$593	$621	$628	$550	$564	$565

TEN LARGEST NONPERFORMING ASSETS AS OF DECEMBER 31, 2005
($ in millions)

			Amount	As a Percentage of Total
Major Industry(1)	Sub-Industry	Portfolio	Outstanding	Nonperforming Assets

Industrial	Air Transportation	Commercial Leases	$62	10.4%
Real estate	Building & Real Estate	Non-Residential Real Estate/Residential Real Estate	12	2.0%
Industrial	Air Transportation	Commercial Leases	10	1.7%
Consumer cyclical	Hotels, Motels, Inns & Gaming	Non-Residential Real Estate	10	1.7%
Real estate	Residential Real Estate	Commercial Construction	10	1.7%
Real estate	Construction Products	Commercial	8	1.3%
Real estate	Residential & Non-Residential Real Estate	Non-Residential Real Estate	8	1.3%
Basic materials	Chemicals, Plastics and Rubber	Non-Residential Real Estate/Commercial	7	1.2%
Industrial	Service Industry Machinery	Commercial	7	1.2%
Consumer noncyclical	Healthcare	Commercial	7	1.2%

			$141	23.7%

Total nonperforming assets			$596	100.0%

Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets				.56%

(1)	Based on Standard Industrial Classification System codes
COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF DECEMBER 31, 2005
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor
Real estate	$13,410	31%	$.9	$58
Consumer cyclical	6,763	16%	1.0	115
Consumer noncyclical	5,594	13%	.5	45
Industrial	5,322	12%	1.1	71
Basic materials	3,297	8%	1.5	40
Financial	3,170	7%	1.7	103
Services	1,654	4%	.4	47
Energy and utilities	827	2%	1.3	24
Technology	355	1%	2.3	30
Miscellaneous	2,954	6%	.2	27

Total commercial, commercial real estate and commercial construction	$43,346	100%

(1)	Based on Standard Industrial Classification System codes

Unaudited
National City Corporation
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

Average Total Deposits (1)	$54,410	$53,808	$53,150	$52,271	$51,752	$52,125	$48,305	$46,412	$46,443

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,121	$3,220	$3,366	$3,376	$3,253	$3,279	$3,243	$3,126	$3,013
Number of accounts(3)	1,737	1,765	1,764	1,753	1,748	1,750	1,660	1,651	1,645

Interest Bearing Checking
Average total balance	$7,922	$7,900	$8,071	$8,058	$8,067	$8,404	$8,160	$8,014	$7,933
Number of accounts(3)	969	938	897	856	844	830	750	720	713

Money Market Savings
Average total balance	$13,294	$13,528	$13,865	$14,074	$14,120	$14,525	$14,406	$13,943	$13,913
Number of accounts(3)	779	748	710	659	584	541	496	457	456

Regular savings
Average total balance	$1,894	$2,011	$2,140	$2,155	$2,160	$2,237	$2,216	$2,096	$2,090
Number of accounts(3)	634	663	696	728	760	796	807	824	824

Business Deposits:
Average total balance	$8,534	$8,296	$7,905	$7,746	$7,951	$7,704	$7,148	$6,459	$6,542
Number of accounts(3)	384	382	379	373	376	371	335	321	316

Time Deposits:
Average total balance	$19,388	$18,586	$17,545	$16,618	$15,954	$15,743	$12,912	$12,574	$12,732
Number of accounts(3)	1,005	985	967	930	902	898	805	782	801

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)(6)	5,881	8,171	5,034	5,344	6,404	8,001	7,356	5,703	7,318
Other(5)	2,923	4,331	4,420	3,966	4,472	5,280	5,075	4,249	4,576
Home equity(6) and other lines of credit	17,037	21,603	22,149	16,994	20,807	24,447	22,752	15,381	17,340

Total Consumer Loan Originations	25,841	34,105	31,603	26,304	31,683	37,728	35,183	25,333	29,234

BANK BRANCHES
Traditional	1,185	1,182	1,179	1,174	1,179	1,161	1,100	1,065	1,067
In-store	35	35	42	43	43	45	42	42	47

Total Bank Branches	1,220	1,217	1,221	1,217	1,222	1,206	1,142	1,107	1,114

ATMs	1,935	1,930	1,933	1,928	1,948	1,931	1,642	1,565	1,574
Online Banking Customers	1,276,855	1,224,089	1,135,539	1,062,707	1,014,403	975,392	900,074	850,784	793,910

SELECTED LOAN METRICS
Student loans (other consumer)(7)
End of period balances	$855	$748	$263	$1,138	$872	$677	$322	$1,142	$875
Average balances	755	472	913	1,105	713	454	820	1,092	716	$810	$769	$634
Principal balance of loans sold	199	68	992	68	89	70	954	29	23	1,327	1,142	637
Gain on loan sales	1	1	11	1	—	1	15	—	—	14	16	7

National City Card Services (NCCS)
Average balances:
Credit cards	$1,095	$1,192	$972	$971	$994	$990	$986	$1,054	$1,044	$1,058	$1,006	$976
Securitized credit cards (8)	1,240	1,165	1,376	1,450	1,450	1,450	1,450	1,450	1,450	1,307	1,450	1,450

Total Average Managed NCCS Credit Cards	$2,335	$2,357	$2,348	$2,421	$2,444	$2,440	$2,436	$2,504	$2,494	$2,365	$2,456	$2,426

(1)	Restated to reflect the reasssignment of certain deposits to the Wholesale Banking line of business and the reclassification of certain Wayne Bancorp deposit balances into the fourth quarter of 2004 results of Consumer and Small Business Financial Services.

(2)	Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

(6)	See additional home equity portfolio statistics on page 28.

(7)	Includes loans held in portfolio and loans held for sale.

(8)	Securitized credit cards are managed by this C&SBFS business unit. See page 10 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

ASSETS UNDER ADMINISTRATION

Managed assets:
Value at beginning of period	$65,084	$63,288	$63,606	$65,649	$60,322	$59,757	$59,730	$59,708	$58,609	$65,649	$59,708	$57,571
Acquisitions	—	—	—	—	257	3,218	645	—	—	—	4,120	—
Estimated change due to market impact	974	942	1,123	(401)	113	(702)	258	1,034	2,914	2,638	703	6,595
Other activity, net	(1,048)	854	(1,441)	(1,642)	4,957	(1,951)	(876)	(1,012)	(1,815)	(3,277)	1,118	(4,458)

Value at end of period	65,010	65,084	63,288	63,606	65,649	60,322	59,757	59,730	59,708	65,010	65,649	59,708

Non-managed assets:
Value at beginning of period	42,151	42,239	42,490	43,128	47,327	41,096	52,219	52,139	48,317	43,128	52,139	73,752
Acquisitions	—	—	—	—	137	6,710	54	—	—	—	6,901	—
Divestiture(1)	—	—	—	—	—	—	(10,805)	—	—	—	(10,805)	—
Estimated change due to market impact	452	670	367	(818)	2,917	(450)	82	531	3,326	671	3,080	5,042
Other activity, net	147	(758)	(618)	180	(7,253)	(29)	(454)	(451)	496	(1,049)	(8,187)	(26,655)

Value at end of period	42,750	42,151	42,239	42,490	43,128	47,327	41,096	52,219	52,139	42,750	43,128	52,139

Total assets at end of period	$107,760	$107,235	$105,527	$106,096	$108,777	$107,649	$100,853	$111,949	$111,847	$107,760	$108,777	$111,847

Proprietary mutual fund assets (included above)	$12,213	$11,900	$12,254	$12,444	$13,483	$13,446	$14,131	$14,361	$15,335

Assets under administration represented by:

Type of investment:
Money market and other	$23,645	$23,528	$23,451	$24,128	$24,341	$25,472	$21,834	$23,850	$26,120
Equity	59,268	58,261	56,959	57,114	59,057	57,004	56,098	56,166	55,319
Fixed income	24,847	25,446	25,117	24,854	25,379	25,173	22,921	31,933	30,408

Total	$107,760	$107,235	$105,527	$106,096	$108,777	$107,649	$100,853	$111,949	$111,847

Type of business:
Investment management and personal trust	$57,657	$56,715	$55,613	$55,454	$54,074	$52,070	$53,175	$53,385	$50,475
Corporate trust	11,994	13,200	12,388	12,958	13,380	7,076	6,833	17,316	18,788
Retirement plan services	18,186	17,649	17,853	17,530	18,459	18,172	18,243	18,215	18,418
Charitable and endowment	8,746	8,580	8,530	8,740	11,318	10,882	11,068	11,203	12,244
Other	11,177	11,091	11,143	11,414	11,546	19,449	11,534	11,830	11,922

Total	$107,760	$107,235	$105,527	$106,096	$108,777	$107,649	$100,853	$111,949	$111,847

Percentage of assets under administration represented by:

Type of investment:
Money market and other	22%	22%	22%	23%	23%	24%	22%	21%	14%
Equity	55%	54%	54%	54%	54%	53%	55%	50%	50%
Fixed income	23%	24%	24%	23%	23%	23%	23%	29%	36%

Type of business:
Investment management and personal trust	54%	53%	53%	52%	50%	48%	53%	48%	45%
Corporate trust	11%	12%	12%	12%	12%	7%	7%	15%	17%
Retirement plan services	17%	17%	17%	17%	17%	17%	18%	16%	16%
Charitable and endowment	8%	8%	8%	8%	10%	10%	11%	10%	11%
Other	10%	10%	10%	11%	11%	18%	11%	11%	11%

(1)	Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

Unaudited
National City Corporation
MORTGAGE BANKING STATISTICS
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

REVENUE SUMMARY
Production revenue:
National City Mortgage (NCM)	$114	$102	$155	$117	$79	$80	$110	$122	$334	$488	$391	$881
First Franklin**	71	42	78	73	52	106	139	120	54	264	417	282

Total production revenue**	185	144	233	190	131	186	249	242	388	752	808	1,163
Net servicing revenue (NCM)	14	33	154	82	(17)	157	(82)	316	52	283	374	284
NCHLS mortgage banking revenue	1	6	12	—	—	—	—	—	—	19	—	—
Other mortgage banking revenue	—	—	—	—	3	5	—	—	—	—	8	—

Total Mortgage Banking Revenue**	$200	$183	$399	$272	$117	$348	$167	$558	$440	$1,054	$1,190	$1,447

NCM PRODUCTION REVENUE COMPONENTS:
Gain on sale (1)	$109	$94	$123	$112	$128	$120	$201	$198		$438	$647
Estimated effect of delayed delivery(2)	(20)	(25)	(29)	(37)	(42)	(51)	(61)	(76)		(111)	(230)
Hedge results(3)	10	10	45	23	3	10	(57)	26		88	(18)
Disallowed valuation adjustments(4)	(2)	7	(3)	11	(15)	—	16	(35)		13	(34)
Other (5)	17	16	19	8	5	1	11	9		60	26

Total NCM production revenue	$114	$102	$155	$117	$79	$80	$110	$122		$488	$391

Gain on sale percentage(6)	.96%	.69%	.96%	.83%	.98%	.83%	1.18%	1.26%		.85%	1.07%
PRODUCTION DATA
Applications(7):
NCM	$16,938	$23,380	$26,724	$24,400	$24,311	$26,411	$25,306	$30,493	$20,548	$91,442	$106,521	$154,574
First Franklin	11,416	14,213	14,228	10,733	11,311	12,975	15,703	9,998	10,380	50,590	49,987	36,340

Total Applications	$28,354	$37,593	$40,952	$35,133	$35,622	$39,386	$41,009	$40,491	$30,928	$142,032	$156,508	$190,914

Originations:
NCM Retail	$7,425	$9,284	$9,032	$7,254	$8,057	$7,735	$9,838	$7,393	$7,193	$32,995	$33,023	$49,305
NCM Wholesale	4,626	7,334	6,356	7,720	8,355	7,765	8,890	7,631	7,921	26,036	32,641	56,256
Less: portfolio loan originations(8)	(1,283)	(1,538)	(1,671)	(1,227)	(1,343)	(1,381)	(1,452)	(945)	(910)	(5,719)	(5,121)	(4,545)

Total NCM originations for sale	10,768	15,080	13,717	13,747	15,069	14,119	17,276	14,079	14,204	53,312	60,543	101,016
Total First Franklin loan originations	7,110	8,786	8,059	5,605	6,953	7,743	8,782	5,673	6,203	29,560	29,151	20,138
Less: portfolio loan originations	(1,437)	(1,858)	(3,235)	(1,662)	(2,594)	(2,835)	(3,056)	(1,113)	(3,227)	(8,192)	(9,598)	(10,233)

Total First Franklin originations for sale	5,673	6,928	4,824	3,943	4,359	4,908	5,726	4,560	2,976	21,368	19,553	9,905

Total Loans Originated For Sale	$16,441	$22,008	$18,541	$17,690	$19,428	$19,027	$23,002	$18,639	$17,180	$74,680	$80,096	$110,921

Percentage of NCM originations represented by:
Refinances	51%	51%	48%	57%	55%	43%	55%	61%	52%	52%	54%	71%
Government loans	6%	6%	7%	8%	10%	15%	15%	17%	18%	7%	14%	16%
Adjustable-rate loans	32%	26%	39%	38%	33%	38%	32%	25%	20%	34%	32%	10%
Percentage of First Franklin originations represented by:
Refinances	33%	28%	31%	38%	35%	32%	34%	34%	28%	32%	34%	30%
Adjustable-rate loans	77%	79%	79%	81%	78%	80%	76%	80%	83%	79%	78%	78%
Geographic mix of originations(9):
Top five states and their percentage to total NCM originations:
California	20%	19%	18%	19%	18%	18%	18%	21%	23%	19%	19%	20%
Virginia	9%	9%	10%	9%	8%	9%	9%	8%	7%	9%	9%	7%
Maryland	9%	9%	9%	9%	9%	8%	8%	7%	6%	9%	8%	8%
Illinois	5%	5%	6%	6%	6%	6%	6%	6%	6%	6%	6%	6%
Texas	5%	5%	5%	7%	6%	6%	6%	5%	5%	5%	6%	6%
LOAN SALES
NCM loans sold servicing retained	$10,789	$13,114	$12,329	$13,088	$12,604	$14,042	$16,735	$15,412	$21,824	$49,320	58,793	$107,318
NCM loans sold servicing released	608	498	473	418	500	417	312	285	340	1,997	1,514	1,196

Total NCM loan sales	11,397	13,612	12,802	13,506	13,104	14,459	17,047	15,697	22,164	51,317	60,307	108,514
First Franklin loans sold servicing retained	6,621	5,578	2,328	1,876	1,919	—	—	—	—	16,403	1,919	—
First Franklin loans sold servicing released	—	—	1,818	2,596	2,277	5,566	4,887	4,433	2,379	4,414	17,163	8,937

Total First Franklin loan sales	6,621	5,578	4,146	4,472	4,196	5,566	4,887	4,433	2,379	20,817	19,082	8,937

Total Mortgage Loan Sales	$18,018	$19,190	$16,948	$17,978	$17,300	$20,025	$21,934	$20,130	$24,543	$72,134	$79,389	$117,451

(1)	Represents fee income, sales gains, and servicing value of loans originated and sold, net of direct origination costs.

(2)	Represents the estimated effect on mortgage banking revenue of delayed delivery of mortgage loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for sale for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse, and the anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse and MSR valuation changes related to failed SFAS 133 effectiveness tests and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105.

In addition, the first quarter of 2004 reflects the one-time revenue recognition impact of adopting SAB 105.

(5)	Represents GNMA early buyout program revenue and recoveries of prior write-downs on repurchased loans.

(6)	Calculated as gain on sale divided by the dollar volume of loans sold for the period.

(7)	Represents applications for both loans originated for sale and to be held in portfolio.

(8)	Primarily represents second mortgages originated for National Home Equity.

(9)	Based on the dollar volume of loans originated for sale. Percentages not shown for states that are not one of the top five.

**	See note on Summary of Presentation Changes

Unaudited
National City Corporation
MORTGAGE BANKING STATISTICS (continued)
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

NCM NET SERVICING REVENUE COMPONENTS
Net servicing fees	$122	$122	$123	$123	$121	$122	$115	$120	$116	$490	$478	$422
Amortization of mortgage servicing rights (MSRs)	(123)	(132)	(126)	(111)	(128)	(125)	(140)	(100)	(73)	(492)	(493)	(514)
MSR SFAS 140 impairment (charge) recovery	1	17	19	52	(24)	(5)	42	(118)	13	89	(105)	195
MSR SFAS 133 hedge and other derivative gains (losses):
Gains (losses) on MSRs hedged under SFAS 133	229	325	(351)	190	143	(543)	607	(18)	(22)	393	189	(196)
Gains (losses) on derivatives in SFAS 133 relationships	(236)	(325)	439	(241)	(211)	537	(665)	24	16	(363)	(315)	238
Gains (losses) on other derivatives used to economically hedge MSRs	21	26	50	69	82	171	(41)	407	(3)	166	619	134
Other	—	—	—	—	—	—	—	1	5	—	1	5

Net servicing revenue	$14	$33	$154	$82	($17)	$157	($82)	$316	$52	$283	$374	$284

NCM MORTGAGE SERVICING RIGHTS
Carrying value at beginning of period	$1,778	$1,451	$1,817	$1,597	$1,465	$2,004	$1,320	$1,301	$1,152	$1,597	$1,301	$950
Additions	142	135	111	142	119	130	219	140	253	530	608	1,217
Amortization	(123)	(132)	(126)	(111)	(128)	(125)	(140)	(100)	(73)	(492)	(493)	(514)
SFAS 133 hedge basis adjustments	229	325	(351)	190	143	(543)	607	(18)	(22)	393	189	(196)
Application of valuation allowance to directly write-down servicing assets	—	—	—	—	—	—	—	—	—	—	—	(137)
Sales	—	(1)	—	(1)	(2)	(1)	(2)	(3)	(9)	(2)	(8)	(19)

Carrying Value Before Valuation Allowance at End of Period	$2,026	$1,778	$1,451	$1,817	$1,597	$1,465	$2,004	$1,320	$1,301	$2,026	$1,597	$1,301

Valuation Allowance
Balance at beginning of period	($19)	($36)	($55)	($107)	($83)	($78)	($120)	($2)	($15)	($107)	($2)	($334)
Impairment recoveries (charges)	1	17	19	52	(24)	(5)	42	(118)	13	89	(105)	195
Application of valuation allowance to directly write-down servicing assets	—	—	—	—	—	—	—	—	—	—	—	137

Balance at End of Period	($18)	($19)	($36)	($55)	($107)	($83)	($78)	($120)	($2)	($18)	($107)	($2)

Net Carrying Value of MSRs at End of Period	$2,008	$1,759	$1,415	$1,762	$1,490	$1,382	$1,926	$1,200	$1,299	$2,008	$1,490	$1,299

Fair Value at End of Period	$2,034	$1,783	$1,451	$1,806	$1,502	$1,394	$1,955	$1,240	$1,444	$2,034	$1,502	$1,444

Ratio of carrying value of MSRs to total mortgage loans serviced for third parties	1.26%	1.11%	.90%	1.14%	.98%	.92%	1.31%	.83%	.92%
Ratio of fair value of MSRs to total mortgage loans serviced for third parties	1.27%	1.13%	.92%	1.16%	.99%	.93%	1.33%	.86%	1.02%
NCM servicing asset capitalization rate	1.32%	1.03%	.90%	1.08%	.94%	.93%	1.31%	.91%	1.16%	1.07%	1.03%	1.13%
Servicing prepayment rate (annualized)	20%	26%	24%	22%	25%	22%	35%	26%	24%
NCM ECONOMIC MSR PERFORMANCE(1)
Net servicing fees and other	$122	$122	$123	$123	$121	$122	$115	$121	$121	$490	$479	$427
Amortization of MSRs	(123)	(132)	(126)	(111)	(128)	(125)	(140)	(100)	(73)	(492)	(493)	(514)
Recognized change in fair value of MSRs:
SFAS 133 gains (losses)	229	325	(351)	190	143	(543)	607	(18)	(22)	393	189	(196)
SFAS 140 impairment (charge) recovery	1	17	19	52	(24)	(5)	42	(118)	13	89	(105)	195
Change in MSR fair value not recognized(2)	2	(11)	(8)	31	—	(17)	(10)	(106)	145	14	(133)	145

Total change in fair value of MSRs	232	331	(340)	273	119	(565)	639	(242)	136	496	(49)	144

Recognized change in fair value of derivatives:
Derivatives included in SFAS 133 relationship	(236)	(325)	439	(241)	(211)	537	(665)	24	16	(363)	(315)	238
Other derivatives used to economically hedge MSRs	21	26	50	69	82	171	(41)	407	(3)	166	619	134

Total change in fair value of derivatives	(215)	(299)	489	(172)	(129)	708	(706)	431	13	(197)	304	372

Net Economic MSR Performance	$16	$22	$146	$113	($17)	$140	($92)	$210	$197	$297	$241	$429

NCHLS MORTGAGE SERVICING RIGHTS(3)
Carrying value at beginning of period	$79	$40	$25	$15	—					$15	—
Additions	52	42	17	11	$15					122	$15
Amortization	(8)	(3)	(2)	(1)	—					(14)	—
Sales	—	—	—	—	—					—	—

Carrying Value Before Valuation Allowance at End of Period	$123	$79	$40	$25	$15					$123	$15

Valuation Allowance
Balance at beginning of period	($2)	($1)	—	—	—					—	—
Impairment charges	(13)	(1)	($1)	—	—					($15)	—

Balance at End of Period	($15)	($2)	($1)	—	—					($15)	—

Net Carrying Value of MSRs at End of Period	$108	$77	$39	$25	$15					$108	$15

Memo:
Total Mortgage Servicing Assets	$2,116	$1,836	$1,454	$1,787	$1,505

(1)	The purpose of this disclosure is to present the economic results for the MSR and related hedges as certain changes in the fair value of the servicing assets cannot be recognized in the period in which the change occurs.

(2)	Represents increase in the fair value of certain MSRs accounted for under SFAS 140 that could not be written up above their cost basis (original cost basis less accumulated amortization and SFAS 133 hedge basis adjustments).

(3)	Represents mortgage servicing rights associated with First Franklin loans sold servicing retained.

Unaudited
National City Corporation
MORTGAGE BANKING STATISTICS (continued)
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

NCM SERVICING DATA
Rollforward of servicing portfolio (UPB):
Beginning balance	$158,039	$156,938	$155,087	$152,367	$150,329	$146,958	$144,598	$141,146	$129,127	$152,367	$141,146	$101,858
Additions	10,789	13,114	12,329	13,088	12,604	14,042	16,735	15,412	21,824	49,320	58,793	107,318
Repayments	(7,907)	(10,616)	(9,382)	(8,801)	(9,680)	(8,200)	(13,174)	(9,753)	(8,634)	(36,706)	(40,807)	(66,070)
Other reductions(1)	(1,341)	(1,397)	(1,096)	(1,567)	(886)	(2,471)	(1,201)	(2,207)	(1,171)	(5,401)	(6,765)	(1,960)

Ending balance	$159,580	$158,039	$156,938	$155,087	$152,367	$150,329	$146,958	$144,598	$141,146	$159,580	$152,367	$141,146

Servicing portfolio composition (UPB):
Conventional	$95,819	$94,712	$93,851	$93,449	$93,044	$92,134	$92,398	$91,527	$89,766
Government	21,786	23,019	24,095	25,521	26,158	26,804	26,260	26,248	25,439
Jumbo and other	41,975	40,308	38,992	36,117	33,165	31,391	28,300	26,823	25,941

Total mortgage loans serviced for third parties	$159,580	$158,039	$156,938	$155,087	$152,367	$150,329	$146,958	$144,598	$141,146

National servicer ranking(2)		9	9	9	9	9	9	9	9

Servicing portfolio metrics:
Number of loans	1,059,418	1,060,862	1,070,096	1,071,996	1,065,670	1,058,130	1,044,181	1,036,235	1,010,980
Average loan size	$150,630	$148,972	$146,658	$144,671	$142,978	$142,070	$140,740	$139,542	$139,613
Weighted-average note rate	5.78%	5.76%	5.77%	5.78%	5.80%	5.82%	5.84%	5.93%	5.98%
Weighted-average servicing fee	29 bps	30 bps	30 bps	30 bps	30 bps	31 bps	31 bps	32 bps	33 bps
Weighted-average age in months	24	23	22	20	19	18	17	16	15
Default rate(3)	3.81%	3.44%	3.52%	3.22%	3.94%	3.96%	3.60%	3.15%	4.00%
NCHLS SERVICING DATA
Rollforward of servicing portfolio (UPB):
Beginning balance	$10,958	$5,804	$3,722	$1,913	—					$1,913	—
Additions(4)	6,621	5,578	2,328	1,876	$1,919					16,403	$1,919
Repayments	(670)	(424)	(246)	(67)	(6)					(1,407)	(6)

Ending balance	$16,909	$10,958	$5,804	$3,722	$1,913					$16,909	$1,913

MORTGAGE BANKING PERSONNEL (FTEs)
NCM:
Loan origination — commission	2,565	2,650	2,731	2,782	2,674	2,640	2,649	2,650	2,631
Loan origination — non-commission	2,903	2,985	3,045	3,003	3,017	2,934	3,054	2,957	3,161

Total loan origination	5,468	5,635	5,776	5,785	5,691	5,574	5,703	5,607	5,792
Loan servicing	842	848	813	817	800	786	793	790	744
Indirect production	998	983	995	1,003	974	977	1,016	976	999
Corporate overhead and other	365	365	372	365	349	337	307	324	333

Total NCM FTEs	7,673	7,831	7,956	7,970	7,814	7,674	7,819	7,697	7,868

First Franklin:
Loan origination — commission	788	782	756	680	661	662	616	544	506
Loan origination — non-commission	1,468	1,608	1,457	1,328	1,341	1,461	1,296	1,148	1,140

Total loan origination	2,256	2,390	2,213	2,008	2,002	2,123	1,912	1,692	1,646
Indirect production	130	138	185	206	213	196	182	177	173
Corporate overhead and other	185	188	200	178	176	162	147	143	124

Total First Franklin FTEs	2,571	2,716	2,598	2,392	2,391	2,481	2,241	2,012	1,943

(1)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(2)	Source: Inside Mortgage Finance. Represents rank of the Corporation’s mortgage banking subsidiary, National City Mortgage. The current quarter ranking is not yet available.

(3)	Mortgage loans greater than 30 days past due.

(4)	Comprised of loans sold servicing retained by the First Franklin and the National City Home Loan Services business units.

Unaudited
National City Corporation
FIRST FRANKLIN LOAN ORIGINATION AND PORTFOLIO STATISTICS(1)
($ in millions)

	2005				2004				2003	For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	2005	2004	2003

PRODUCTION DATA

Originations:
Total First Franklin originations	$7,110	$8,786	$8,059	$5,605	$6,953	$7,743	$8,782	$5,673	$6,203	$29,560	$29,151	$20,138
Weighted-average note rate	7.77%	7.20%	7.04%	7.00%	6.91%	7.05%	6.66%	6.72%	6.99%	7.25%	6.83%	7.05%
Weighted-average credit score(2)	654	658	656	652	653	653	658	651	653	655	653	655
Interest-only as a percent of total originations	46%	54%	52%	51%	50%	46%	43%	41%	39%	51%	45%	31%

Sales:
Total sales of First Franklin loans to third parties	$6,621	$5,578	$4,146	$4,472	$4,196	$5,566	$4,887	$4,433	$2,379	$20,817	$19,082	$8,937
Total production revenue**	71	42	78	73	52	106	139	120	54	264	417	282
Gain on sale(3)	2.07%	2.14%	2.79%	2.60%	3.00%	3.39%	4.42%	4.10%	4.03%	2.34%	3.73%	4.45%

PORTFOLIO STATISTICS(4)
Period-end portfolio balance	$18,681	$19,490	$18,880	$18,131	$18,260	$18,116	$16,714	$15,627	$15,137
Average portfolio balance	18,978	19,614	18,497	18,425	18,393	17,497	16,236	15,376	14,219	$18,882	$16,944	$11,873
Weighted-average note rate	7.18%	6.97%	6.81%	6.77%	6.76%	6.84%	6.84%	7.06%	7.19%
Weighted-average loan size	$110,417	$116,404	$122,336	$124,384	$126,680	$124,399	$131,240	$126,960	$127,556
Weighted-average credit score(2)(5)	652	652	651	648	648	650	649	648	649
First-lien weighted-average loan-to-value ratio(6)	77.57%	77.66%	77.66%	77.64%	77.78%	77.80%	77.85%	77.84%	77.89%

By loan purpose:
Purchase	72%	71%	70%	69%	69%	69%	69%	69%	69%
Cash out refinancing	22%	23%	24%	24%	24%	24%	24%	24%	24%
Rate and term refinancing	6%	6%	6%	7%	7%	7%	7%	7%	7%

Percentage of First Franklin portfolio loans represented by:
Owner occupied	96%	96%	96%	96%	96%	96%	96%	96%	96%
Adjustable-rate loans	61%	65%	68%	69%	70%	69%	70%	68%	68%
Interest-only loans	28%	29%	28%	26%	24%	21%	17%	13%	10%
Second lien(7)	18%	15%	11%	10%	9%	10%	7%	8%	8%

Geographic Mix — Top Five States
California	31%	32%	34%	36%	37%	40%	42%	44%	45%
Florida	7%	7%	7%	7%	7%	7%	7%	6%	6%
Texas	6%	5%	5%	5%	5%	4%	4%	4%	4%
Oregon	4%	4%	4%	4%	4%	4%	4%	4%	4%
Washington	4%	4%	4%	4%	4%	4%	4%	4%	4%

Net Charge-offs	$10	$7	$6	$7	$4	$6	$6	$6	$5	$30	$22	$21

Net charge-offs as a percentage of average portfolio loans	.20%	.14%	.14%	.15%	.10%	.14%	.14%	.16%	.13%	.16%	.13%	.17%

Nonperforming assets:
Nonperforming loans	$51	$50	$49	$57	$53	$54	$55	$55	$51
Other real estate owned	54	47	44	46	41	42	38	39	33

Total	$105	$97	$93	$103	$94	$96	$93	$94	$84

Nonperforming assets to total First Franklin portfolio loans and other real estate owned	.56%	.49%	.49%	.57%	.51%	.53%	.55%	.60%	.55%

Loans 90+ days past due	$391	$307	$271	$265	$295	$265	$252	$235	$225

Portfolio delinquency rate	8.35%	6.80%	6.18%	5.78%	6.39%	6.53%	6.42%	5.97%	6.64%

CREDIT RISK PROTECTION
Balance of mortgages included under credit risk transfer agreement (8)	$4,041	$4,453	$5,025	—	—	—	—	—	—
First liens with lender paid mortgage insurance (9)	838	857	—	—	—	—	—	—	—
Second liens with lender paid mortgage insurance (9)	3,297	2,724	1,985	$1,661	$1,908	$1,673	$1,073	$1,213	$1,085

(1)	First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Represents gross gain on external sales as a percentage of dollar value of loans sold including servicing value, if applicable. These gains are included in total production revenue.

(4)	Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(5)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(6)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(7)	Second lien positions are not included in the loan-to-value calculations.

(8)	During May 2005, the Corporation executed a credit risk transfer agreement on $5 billion of nonconforming (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed a defined threshold, the counterparty to this arrangement would bear the risk of additional losses, up to a defined level. The footnoted amount represents the remaining balance of loans associated with the credit risk transfer agreement.

(9)	Represents the principal balance of first lien and second lien loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans.

**	See note on Summary of Presentation Changes

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO STATISTICS
($ in millions)

	2005				2004				2003
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr

HOME EQUITY LINES OF CREDIT (HELOC)
Period-end balances by line of business:
Wholesale Banking	$3	$2	$3	$2	—	$2	$8	$5	$6
Consumer and Small Business Financial Services*	8,160	8,249	8,228	8,010	$7,938	7,723	6,073	5,789	5,685
National Consumer Finance — National Home Equity*	12,597	13,713	12,831	11,460	10,415	8,993	7,154	5,672	4,718
Asset Management*	634	641	641	626	634	631	611	601	597

Total period-end balances HELOCs(1)*	$21,394	$22,605	$21,703	$20,098	$18,987	$17,349	$13,846	$12,067	$11,006

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	6.92%	6.47%	6.01%	5.55%	5.14%	4.69%	4.34%	4.34%	4.33%
Weighted-average credit score(2)(3)	737	728	726	724	727	719	723	721	722
Weighted-average cumulative loan-to-value ratio(4)	71.40%	71.28%	70.97%	70.87%	70.97%	72.69%	71.36%	71.22%	71.21%
Utilization rate	50%	45%	45%	45%	48%	43%	42%	42%	41%
Net charge-offs	$9	$5	$4	$4	$2	$3	$3	$3	$4
Loans 90 days past due	12	10	7	7	7	8	6	7	7

National Consumer Finance — National Home Equity
Weighted-average note rate	7.30%	6.79%	6.29%	5.79%	5.25%	4.74%	4.31%	4.35%	4.33%
Weighted-average credit score(2)(3)	734	723	724	721	722	723	722	717	721
Weighted-average cumulative loan-to-value ratio(4)	80.33%	80.53%	80.71%	80.84%	80.93%	80.92%	81.03%	81.18%	82.23%
Utilization rate	53%	55%	56%	57%	57%	56%	53%	53%	51%
Net charge-offs	$6	$3	$2	$1	$1	$1	$1	$1	—
Loans 90 days past due	9	6	3	3	2	1	1	1	$1

HOME EQUITY INSTALLMENT LOANS (HELOAN)(5)(6)
Period-end balances by line of business:
Wholesale Banking	$11	$14	$16	$20	$47	$56	$32	$5	$5
Consumer and Small Business Financial Services	4,334	4,281	4,071	4,096	4,054	3,969	3,726	3,622	3,564
National Consumer Finance — National Home Equity	2,051	1,888	1,751	1,650	1,528	1,564	1,500	1,414	1,339
Asset Management	116	107	94	93	97	97	93	91	90

Total period-end balances HELOANs(1)	$6,512	$6,290	$5,932	$5,859	$5,726	$5,686	$5,351	$5,132	$4,998

Statistics by line of business for significant portfolios:
Consumer and Small Business Financial Services
Weighted-average note rate	6.57%	6.54%	6.57%	6.56%	6.59%	6.63%	6.72%	6.82%	6.89%
Weighted-average credit score(2)(3)	729	719	719	717	716	716	714	713	714
Weighted-average cumulative loan-to-value ratio(4)	70.00%	69.83%	69.60%	69.39%	69.55%	69.78%	69.96%	69.72%	69.67%
Net charge-offs	$6	$4	$4	$6	$4	$4	$5	$4	$5
Loans 90 days past due	8	5	5	5	5	5	4	5	5

National Consumer Finance — National Home Equity
Weighted-average note rate	7.31%	7.21%	7.14%	7.07%	7.04%	7.02%	6.99%	7.07%	7.13%
Weighted-average credit score(2)(3)	735	727	727	726	725	723	722	721	721
Weighted-average cumulative loan-to-value ratio(4)	89.43%	89.50%	89.59%	89.65%	89.65%	89.54%	89.61%	89.55%	90.19%
Net charge-offs	$1	$1	$1	$1	$1	—	—	—	—
Loans 90 days past due	—	—	—	—	1	—	—	—	—

(1)	Excludes balances from First Franklin and any remaining loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Loan Origination and Portfolio Statistics section on page 27.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

(5)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position.

(6)	HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2005				2004				For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004	2003

Consumer and Small Business Financial Services

Net interest income (TE)	$538,979	$534,438	$529,545	$533,245	$537,717	$526,886	$495,514	$489,991	$2,136,207	$2,050,108	$1,953,439
Provision for credit losses	106,840	68,348	65,939	80,570	77,816	71,517	75,017	75,323	321,697	299,673	307,327

Net interest income after provision	432,139	466,090	463,606	452,675	459,901	455,369	420,497	414,668	1,814,510	1,750,435	1,646,112
Noninterest income	259,686	304,532	284,624	259,822	291,034	286,695	216,649	182,822	1,108,664	977,200	707,884
Noninterest expense	436,586	443,681	451,191	452,781	455,701	454,673	369,613	351,883	1,784,239	1,631,870	1,365,731

Income before taxes	255,239	326,941	297,039	259,716	295,234	287,391	267,533	245,607	1,138,935	1,095,765	988,265
Income tax expense and TE adjustment	98,701	125,860	114,619	100,575	113,968	110,799	101,427	92,840	439,755	419,034	373,564

Net income	$156,538	$201,081	$182,420	$159,141	$181,266	$176,592	$166,106	$152,767	$699,180	$676,731	$614,701

Unusual items (pretax)
Gain on sale of Upper Peninsula branches	—	—	—	—	$13,983	—	—	—	—	$13,983	—
Gain on sale of Madison Bank & Trust	—	$16,001	—	—	—	—	—	—	$16,001	—	—
Initial loss from the securitization of automobile receivables	$(28,708)	—	—	—	—	—	—	—	(28,708)	—	—
Auto lease residual recovery (charge)	—	20,577	$1,774	—	1,781	$3,103	$1,332	—	22,351	6,216	$(14,102)

Total	$(28,708)	$36,578	$1,774	—	$15,764	$3,103	$1,332	—	$9,644	$20,199	$(14,102)

Unusual items (after tax)
Gain on sale of Upper Peninsula branches	—	—	—	—	$9,089	—	—	—	—	$9,089	—
Gain on sale of Madison Bank & Trust Co.	—	$10,401	—	—	—	—	—	—	$10,401	—	—
Initial loss from the securitization of automobile receivables	$(18,661)	—	—	—	—	—	—	—	(18,661)	—	—
Auto lease residual recovery (charge)	—	13,375	$1,153	—	1,158	$2,017	$866	—	14,528	4,041	$(9,166)

Total	$(18,661)	$23,776	$1,153	—	$10,247	$2,017	$866	—	$6,268	$13,130	$(9,166)

Average assets	$31,940	$31,672	$32,087	$32,479	$31,884	$31,388	$27,346	$27,133	$32,042	$29,450	$26,355
Average equity	3,489	3,431	3,357	3,338	3,427	3,331	2,661	2,547	3,404	2,994	2,492
Average core deposits	53,738	53,145	52,509	51,621	51,118	51,490	47,586	45,773	52,760	49,004	44,880
Average total deposits	54,410	53,808	53,150	52,271	51,752	52,125	48,305	46,412	53,417	49,661	45,617
Return on average assets	1.94%	2.52%	2.28%	1.99%	2.26%	2.24%	2.44%	2.26%	2.18%	2.30%	2.33%
Return on average equity	17.80	23.25	21.79	19.33	21.04	21.09	25.10	24.12	20.54	22.60	24.67
Efficiency ratio	54.64	52.88	55.42	57.09	54.99	55.89	51.90	52.30	54.98	53.90	51.32

Wholesale Banking

Net interest income (TE)	$371,807	$363,104	$353,541	$340,456	$366,829	$345,916	$277,419	$256,685	$1,428,908	$1,246,849	$1,048,640
Provision (benefit) for credit losses	22,851	(14,408)	(14,846)	(19,635)	15,636	31,244	(6,445)	10,598	(26,038)	51,033	340,716

Net interest income after provision	348,956	377,512	368,387	360,091	351,193	314,672	283,864	246,087	1,454,946	1,195,816	707,924
Noninterest income	173,464	151,355	148,920	129,484	156,152	141,214	105,431	101,199	603,223	503,996	331,549
Noninterest expense	212,340	200,641	209,239	196,543	199,732	189,576	128,898	126,412	818,763	644,618	513,245

Income before taxes	310,080	328,226	308,068	293,032	307,613	266,310	260,397	220,874	1,239,406	1,055,194	526,228
Income tax expense and TE adjustment	117,173	124,289	116,596	111,164	115,014	99,963	96,753	81,251	469,222	392,981	197,188

Net income	$192,907	$203,937	$191,472	$181,868	$192,599	$166,347	$163,644	$139,623	$770,184	$662,213	$329,040

Unusual items (pretax)
Principal investment gains	$24,189	$13,537	$9,107	$10,323	$9,605	$19,070	$17,496	$22,906	$57,156	$69,077	$7,025
Commercial lease residual recovery (charge)	—	4,903	—	—	—	—	—	—	4,903	—	(15,998)

Total	$24,189	$18,440	$9,107	$10,323	$9,605	$19,070	$17,496	$22,906	$62,059	$69,077	$(8,973)

Unusual items (after tax)
Principal investment gains	$15,723	$8,799	$5,919	$6,710	$6,243	$12,396	$11,372	$14,889	$37,151	$44,900	$4,567
Commercial lease residual recovery (charge)	—	3,187	—	—	—	—	—	—	3,187	—	(10,399)

Total	$15,723	$11,986	$5,919	$6,710	$6,243	$12,396	$11,372	$14,889	$40,338	$44,900	$(5,832)

Average assets	$45,177	$44,267	$43,206	$41,500	$40,766	$40,072	$31,274	$29,083	$43,549	$35,326	$30,679
Average equity	3,877	3,810	3,826	3,751	4,594	4,506	2,901	2,614	3,816	3,659	2,694
Average core deposits	8,591	8,598	8,624	8,891	9,476	9,566	8,092	7,346	8,675	8,625	6,969
Average total deposits	14,704	13,958	13,824	13,757	14,399	14,025	12,374	11,346	14,063	13,043	10,417
Return on average assets	1.69%	1.83%	1.78%	1.78%	1.88%	1.65%	2.10%	1.93%	1.77%	1.87%	1.07%
Return on average equity	19.74	21.24	20.07	19.66	16.68	14.69	22.69	21.48	20.18	18.10	12.21
Efficiency ratio	38.94	39.00	41.64	41.82	38.70	38.92	33.67	35.32	40.29	36.96	37.19

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2005				2004				For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004	2003

National City Mortgage

Net interest income (TE)	$74,607	$90,355	$96,959	$103,129	$122,137	$124,412	$160,834	$141,744	$365,050	$549,127	$1,096,617
Provision (benefit) for credit losses	4,965	1,552	387	30,531	6,109	(1,324)	2,753	4,498	37,435	12,036	5,764

Net interest income after provision	69,642	88,803	96,572	72,598	116,028	125,736	158,081	137,246	327,615	537,091	1,090,853
Noninterest income	149,337	162,082	332,031	223,268	86,130	258,909	51,326	459,968	866,718	856,333	1,247,988
Noninterest expense	186,529	208,878	183,361	180,116	180,841	160,921	182,813	156,151	758,884	680,726	779,543

Income before taxes	32,450	42,007	245,242	115,750	21,317	223,724	26,594	441,063	435,449	712,698	1,559,298
Income tax expense and TE adjustment	12,253	15,866	92,689	30,641	8,088	85,002	10,093	167,591	151,449	270,774	620,179

Net income	$20,197	$26,141	$152,553	$85,109	$13,229	$138,722	$16,501	$273,472	$284,000	$441,924	$939,119

Average assets	$13,934	$14,971	$14,012	$15,203	$15,312	$14,850	$17,502	$16,394	$14,528	$16,009	$28,371
Average equity	658	630	552	651	793	789	792	790	623	791	793
Average core deposits	3,924	4,509	4,165	3,752	3,991	3,627	4,749	3,457	4,089	3,955	5,089
Average total deposits	3,973	4,539	4,187	3,797	4,028	3,658	4,783	3,503	4,125	3,992	5,171
Return on average assets	.58%	.69%	4.37%	2.27%	.34%	3.72%	.38%	6.71%	1.95%	2.76%	3.31%
Return on average equity	12.18	16.46	110.91	52.98	6.64	69.93	8.38	139.20	45.60	55.88	118.38
Efficiency ratio	83.29	82.74	42.74	55.18	86.83	41.98	86.17	25.95	61.61	48.43	33.25

National Consumer Finance

Net interest income (TE)	$284,021	$298,868	$289,624	$293,469	$279,235	$292,539	$266,932	$249,463	$1,165,982	$1,088,169	$754,805
Provision (benefit) for credit losses	17,935	15,147	(5,729)	(215)	2,971	20,098	10,406	11,061	27,138	44,536	60,867

Net interest income after provision	266,086	283,721	295,353	293,684	276,264	272,441	256,526	238,402	1,138,844	1,043,633	693,938
Noninterest income	85,709	50,771	85,108	81,916	57,709	112,121	142,523	123,427	303,504	435,780	286,838
Noninterest expense	143,853	132,397	145,939	120,672	122,753	117,924	113,677	98,506	542,861	452,860	306,880

Income before taxes	207,942	202,095	234,522	254,928	211,220	266,638	285,372	263,323	899,487	1,026,553	673,896
Income tax expense and TE adjustment	78,602	76,392	88,649	96,363	79,841	100,789	107,871	99,536	340,006	388,037	254,733

Net income	$129,340	$125,703	$145,873	$158,565	$131,379	$165,849	$177,501	$163,787	$559,481	$638,516	$419,163

Average assets	$38,931	$40,143	$36,271	$34,809	$32,994	$31,141	$27,223	$24,390	$37,557	$28,954	$19,423
Average equity	1,363	1,263	1,311	1,502	1,735	1,628	1,368	1,283	1,359	1,505	1,103
Average core deposits	246	283	151	84	59	65	35	36	192	49	23
Average total deposits	472	382	151	84	59	65	35	36	274	49	23
Return on average assets	1.32%	1.24%	1.61%	1.85%	1.58%	2.12%	2.62%	2.70%	1.49%	2.21%	2.16%
Return on average equity	37.65	39.48	44.62	42.82	30.12	40.52	52.20	51.33	41.16	42.44	37.99
Efficiency ratio	38.91	37.87	38.94	32.15	36.43	29.14	27.76	26.42	36.94	29.72	29.46

Unusual items (pretax)
Gain on sale of home equity lines of credit (HELOCs)	$18,032	—	—	—	—	—	—	—	$18,032	—	—

Total	$18,032	—	—	—	—	—	—	—	$18,032	—	—

Unusual items (after tax)
Gain on sale of home equity lines of credit (HELOCs)	$11,721	—	—	—	—	—	—	—	$11,721	—	—

Total	$11,721	—	—	—	—	—	—	—	$11,721	—	—

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2005				2004				For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004	2003

National Consumer Finance Divisional Results:

First Franklin Origination, Sales, and Portfolio(1)

Net interest income (TE)	$196,101	$205,827	$200,467	$208,260	$214,196	$232,998	$223,279	$210,518	$810,655	$880,991	$662,576
Provision (benefit) for credit losses	11,330	9,032	(8,452)	(1,500)	1,687	19,046	9,353	10,464	10,410	40,550	53,014

Net interest income after provision	184,771	196,795	208,919	209,760	212,509	213,952	213,926	200,054	800,245	840,441	609,562
Noninterest income	72,048	47,998	82,932	79,937	55,070	109,850	141,625	122,890	282,915	429,435	284,744
Noninterest expense	120,565	111,119	115,589	96,988	106,087	97,113	99,355	86,108	444,261	388,663	274,440

Income before taxes	136,254	133,674	176,262	192,709	161,492	226,689	256,196	236,836	638,899	881,213	619,866
Income tax expense and TE adjustment	51,504	50,529	66,627	72,845	61,044	85,689	96,843	89,524	241,505	333,100	234,310

Net income	$84,750	$83,145	$109,635	$119,864	$100,448	$141,000	$159,353	$147,312	$397,394	$548,113	$385,556

Average assets	$23,193	$24,192	$21,664	$21,673	$21,100	$20,927	$19,514	$17,957	$22,688	$19,880	$15,003
Average equity	774	774	857	1,078	1,212	1,180	1,115	1,069	869	1,145	954
Average core deposits	226	260	129	68	44	51	34	35	172	41	24
Average total deposits	452	359	129	68	44	51	34	35	254	41	24
Return on average assets	1.45%	1.36%	2.03%	2.24%	1.89%	2.68%	3.28%	3.30%	1.75%	2.76%	2.57%
Return on average equity	43.45	42.62	51.31	45.11	32.97	47.53	57.49	55.43	45.70	47.90	40.40
Efficiency ratio	44.96	43.78	40.79	33.65	39.40	28.33	27.23	25.83	40.62	29.66	28.97

National Home Equity

Net interest income (TE)	$78,121	$80,722	$78,326	$76,400	$55,015	$50,466	$43,653	$38,945	$313,569	$188,079	$92,229
Provision for credit losses	9,111	7,098	3,105	1,296	1,187	927	1,053	597	20,610	3,764	7,853

Net interest income after provision	69,010	73,624	75,221	75,104	53,828	49,539	42,600	38,348	292,959	184,315	84,376
Noninterest income	13,250	2,268	1,728	1,257	1,366	1,009	898	537	18,503	3,810	2,094
Noninterest expense	18,956	17,427	27,499	21,464	15,535	15,039	14,322	12,398	85,346	57,294	32,440

Income before taxes	63,304	58,465	49,450	54,897	39,659	35,509	29,176	26,487	226,116	130,831	54,030
Income tax expense and TE adjustment	23,929	22,100	18,692	20,751	14,991	13,422	11,028	10,012	85,472	49,453	20,423

Net income	$39,375	$36,365	$30,758	$34,146	$24,668	$22,087	$18,148	$16,475	$140,644	$81,378	$33,607

Average assets	$15,146	$15,212	$13,960	$12,554	$11,219	$9,562	$7,709	$6,433	$14,228	$8,740	$4,420
Average equity	442	342	309	280	360	311	253	214	344	285	149
Average core deposits	—	1	1	—	—	1	1	1	—	1	(1)
Average total deposits	—	1	1	—	—	1	1	1	—	1	(1)
Return on average assets	1.03	.95%	.88%	1.10%	.87%	.92%	.95%	1.03%	.99%	.93%	.76%
Return on average equity	35.37	42.14	39.92	49.50	27.25	28.23	28.87	30.89	40.93	28.56	22.56
Efficiency ratio	20.75	21.00	34.35	27.64	27.55	29.22	32.15	31.40	25.70	29.86	34.39

National City Warehouse Resources & Other

Net interest income (TE)	$9,799	$12,319	$10,831	$8,809	$10,024	$9,075	—	—	$41,758	$19,099	—
(Benefit) provision for credit losses	(2,506)	(983)	(382)	(11)	97	125	—	—	(3,882)	222	—

Net interest income after provision	12,305	13,302	11,213	8,820	9,927	8,950	—	—	45,640	18,877	—
Noninterest income	411	505	448	722	1,273	1,262	—	—	2,086	2,535	—
Noninterest expense	4,332	3,851	2,851	2,220	1,131	5,772	—	—	13,254	6,903	—

Income before taxes	8,384	9,956	8,810	7,322	10,069	4,440	—	—	34,472	14,509	—
Income tax expense and TE adjustment	3,169	3,763	3,330	2,767	3,806	1,678	—	—	13,029	5,484	—

Net income	$5,215	$6,193	$5,480	$4,555	$6,263	$2,762	—	—	$21,443	$9,025	—

Average assets	$592	$739	$647	$582	$675	$652	—	—	$641	$334	—
Average equity	147	147	145	144	163	137	—	—	146	75	—
Average core deposits	20	22	21	16	15	13	—	—	20	7	—
Average total deposits	20	22	21	16	15	13	—	—	20	7	—
Return on average assets	3.49%	3.32%	3.40%	3.17%	3.69%	1.68%	—%	—%	3.35%	2.70%	—%
Return on average equity	14.03	16.73	15.13	12.80	15.29	8.02	—	—	14.69	11.97	—
Efficiency ratio	42.43	30.03	25.28	23.29	10.01	55.84	—	—	30.23	31.91	—

(1)	Includes the Altegra and Loan Zone portfolios

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2005				2004				For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004	2003

Asset Management

Net interest income (TE)	$30,376	$29,629	$29,220	$29,067	$30,159	$29,452	$26,241	$25,999	$118,292	$111,851	$102,859
Provision (benefit) for credit losses	5,353	526	1,196	560	2,651	(135)	1,421	228	7,635	4,165	7,635

Net interest income after provision	25,023	29,103	28,024	28,507	27,508	29,587	24,820	25,771	110,657	107,686	95,224
Noninterest income	83,671	84,936	90,782	84,595	83,066	85,248	156,484	88,695	343,984	413,493	341,246
Noninterest expense	86,822	83,910	76,619	79,047	81,503	73,804	78,441	73,652	326,398	307,400	286,209

Income before taxes	21,872	30,129	42,187	34,055	29,071	41,031	102,863	40,814	128,243	213,779	150,261
Income tax expense and TE adjustment	8,267	11,389	15,947	12,873	10,989	15,510	38,882	15,428	48,476	80,809	56,798

Net income	$13,605	$18,740	$26,240	$21,182	$18,082	$25,521	$63,981	$25,386	$79,767	$132,970	$93,463

Unusual items (pretax)
Gain on sale of Corporate Trust Bond Administration business	—	—	—	—	$(2,918)	—	$65,246	—	—	$62,328	—

Total	—	—	—	—	$(2,918)	—	$65,246	—	—	$62,328	—

Unusual items (after tax)
Gain on sale of Corporate Trust Bond Administration business	—	—	—	—	$(1,897)	—	$42,410	—	—	$40,513	—

Total	—	—	—	—	$(1,897)	—	$42,410	—	—	$40,513	—

Average assets	$3,600	$3,477	$3,356	$3,295	$3,267	$3,230	$2,947	$2,905	$3,433	$3,088	$2,896
Average equity	455	456	453	450	503	487	398	391	453	445	376
Average core deposits	1,861	1,807	1,888	1,943	1,995	1,961	1,796	1,736	1,874	1,873	1,562
Average total deposits	2,001	1,941	2,018	2,070	2,119	2,085	1,912	1,849	2,007	1,992	1,669
Return on average assets	1.50%	2.14%	3.14%	2.61%	2.20%	3.14%	8.73%	3.52%	2.32%	4.31%	3.23%
Return on average equity	11.86	16.32	23.23	19.08	14.31	20.86	64.68	26.10	17.59	29.89	24.84
Efficiency ratio	76.13	73.24	63.85	69.55	71.98	64.35	42.93	64.22	70.61	58.51	64.45

National Processing(1)

Net interest income (TE)	—	—	—	—	$279	$1,340	$986	$895	—	$3,500	$3,251
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—

Net interest income after provision	—	—	—	—	279	1,340	986	895	—	3,500	3,251
Noninterest income	—	—	—	—	21,949	133,481	132,334	121,991	—	409,755	479,875
Noninterest expense	—	—	—	—	37,005	107,079	109,620	103,314	—	357,018	402,044

Income (loss) before taxes	—	—	—	—	(14,777)	27,742	23,700	19,572	—	56,237	81,082
Income tax (benefit) expense and TE adjustment	—	—	—	—	(5,657)	10,979	9,314	7,608	—	22,244	32,321

Net income (loss)	—	—	—	—	$(9,120)	$16,763	$14,386	$11,964	—	$33,993	$48,761

Unusual items (pretax)
Severance and related charges	—	—	—	—	$(100)	—	—	$(54)	—	$(154)	$(867)
Sale-related costs	—	—	—	—	(19,117)	—	—	—	—	(19,117)	—

Total	—	—	—	—	$(19,217)	—	—	$(54)	—	$(19,271)	$(867)

Unusual items (after tax)
Severance and related charges	—	—	—	—	$(65)	—	—	$(35)	—	$(100)	$(520)
Sale-related costs	—	—	—	—	(11,470)	—	—	—	—	(11,470)	—

Total	—	—	—	—	$(11,535)	—	—	$(35)	—	$(11,570)	$(520)

Average assets	—	—	—	—	$131	$744	$705	$699	—	$569	$622
Average equity	—	—	—	—	92	554	538	523	—	426	477
Average core deposits	—	—	—	—	19	98	78	83	—	70	63
Average total deposits	—	—	—	—	19	98	78	83	—	70	63
Return on average assets	—%	—%	—%	—%	(27.76)%	8.96%	8.21%	6.89%	—%	5.98%	7.84%
Return on average equity	—	—	—	—	(39.47)	12.04	10.76	9.20	—	7.98	10.23
Efficiency ratio	—	—	—	—	166.48	79.42	82.22	84.07	—	86.39	83.22

(1)	In October 2004, the National Processing Business was sold

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2005				2004				For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004	2003

Parent and Other

Net interest expense (TE)	$(107,842)	$(109,284)	$(128,410)	$(142,429)	$(117,537)	$(143,903)	$(176,011)	$(151,826)	$(487,965)	$(589,277)	$(595,857)
Benefit related to credit losses	(26,076)	(15,713)	(21,120)	(21,364)	(23,638)	(22,968)	(22,364)	(19,201)	(84,273)	(88,171)	(83,891)

Net interest expense after provision	(81,766)	(93,571)	(107,290)	(121,065)	(93,899)	(120,935)	(153,647)	(132,625)	(403,692)	(501,106)	(511,966)
Noninterest income	25,393	(7,253)	39,563	20,523	756,144	6,708	49,894	30,878	78,226	843,624	197,691
Noninterest expense	204,970	88,544	115,044	115,607	168,735	107,337	65,574	55,499	524,165	397,145	399,649

(Loss) income before taxes	(261,343)	(189,368)	(182,771)	(216,149)	493,510	(221,564)	(169,327)	(157,246)	(849,631)	(54,627)	(713,924)
Income tax (benefit) expense and TE adjustment	(146,885)	(91,597)	(109,340)	(94,426)	61,140	(122,485)	(86,254)	(100,615)	(442,248)	(248,214)	(386,741)

Net (loss) income	$(114,458)	$(97,771)	$(73,431)	$(121,723)	$432,370	$(99,079)	$(83,073)	$(56,631)	$(407,383)	$193,587	$(327,183)

Unusual items (pretax)
Building lease termination penalty	—	—	—	—	—	—	—	—	—	—	$(8,738)
Straight-line operating lease rent adjustment	—	—	—	$(28,997)	—	—	—	—	$(28,997)	—	—
Severance and related charges	$(49,129)	$(5,431)	$(5,138)	(8,215)	$(11,723)	$(17,369)	$(6,464)	$(3,334)	(67,913)	$(38,890)	(80,762)
Minority interest related to NPI charges	—	—	—	—	1,950	—	—	5	—	1,955	130
Gain from sale of National Processing	—	—	—	—	714,195	—	—	—	—	714,195	—
Charitable Foundation Contribution	(29,945)	—	—	—	—	—	—	—	(29,945)	—	(40,089)
Tax accrual adjustments	24,664	(11,259)	—	(2,569)	44,187	—	—	23,000	10,836	67,187	—
Bank stock fund (losses) gains	2,943	(404)	2,122	8,479	3,176	—	—	—	13,140	3,176	40,431

Total	$(51,467)	$(17,094)	$(3,016)	$(31,302)	$751,785	$(17,369)	$(6,464)	$19,671	$(102,879)	$747,623	$(89,028)

Unusual items (after tax)
Building lease termination penalty	—	—	—	—	—	—	—	—	—	—	$(5,680)
Straight-line operating lease rent adjustment	—	—	—	$(18,848)	—	—	—	—	$(18,848)	—	—
Severance and related charges	$(31,934)	$(3,530)	$(3,341)	(5,341)	$(7,685)	$(11,290)	$(4,202)	$(2,167)	(44,146)	$(25,344)	$(52,495)
Minority interest related to NPI charges	—	—	—	—	1,950	—	—	5	—	1,955	130
Gain from sale of National Processing	—	—	—	—	486,822	—	—	—	—	486,822	—
Charitable Foundation Contribution	(19,464)	—	—	—	—	—	—	—	(19,464)	—	(26,058)
Tax accrual adjustments	24,664	(11,259)	—	(2,569)	44,187	—	—	23,000	10,836	67,187	—
Bank stock fund (losses) gains	1,914	(263)	1,379	5,511	2,064	—	—	—	8,541	2,064	31,559

Total	$(24,820)	$(15,052)	$(1,962)	$(21,247)	$527,338	$(11,290)	$(4,202)	$20,838	$(63,081)	$532,684	$(52,544)

Average assets	$9,401	$10,437	$10,741	$11,230	$13,676	$12,278	$9,030	$8,995	$10,447	$11,007	$10,183
Average core deposits	(200)	120	391	818	1,447	699	84	(71)	279	542	147
Average total deposits	8,458	10,131	7,292	9,543	11,054	10,460	5,181	2,509	8,857	7,319	5,527

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

	2005				2004				For the Year
	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	2005	2004	2003

Consolidated

Net interest income (TE)	$1,191,948	$1,207,110	$1,170,479	$1,156,937	$1,218,819	$1,176,642	$1,051,915	$1,012,951	$4,726,474	$4,460,327	$4,363,754
Provision for credit losses	131,868	55,452	25,827	70,447	81,545	98,432	60,788	82,507	283,594	323,272	638,418

Net interest income after provision	1,060,080	1,151,658	1,144,652	1,086,490	1,137,274	1,078,210	991,127	930,444	4,442,880	4,137,055	3,725,336
Noninterest income	777,260	746,423	981,028	799,608	1,452,184	1,024,376	854,641	1,108,980	3,304,319	4,440,181	3,593,071
Noninterest expense	1,271,100	1,158,051	1,181,393	1,144,766	1,246,270	1,211,314	1,048,636	965,417	4,755,310	4,471,637	4,053,301

Income before taxes	566,240	740,030	944,287	741,332	1,343,188	891,272	797,132	1,074,007	2,991,889	4,105,599	3,265,106
Income tax expense and TE adjustment	168,111	262,199	319,160	257,190	383,383	300,557	278,086	363,639	1,006,660	1,325,665	1,148,042

Net income	$398,129	$477,831	$625,127	$484,142	$959,805	$590,715	$519,046	$710,368	$1,985,229	$2,779,934	$2,117,064

Unusual items (pretax)
Auto lease residual recovery (charge)	—	$20,577	$1,774	—	$1,781	$3,103	$1,332	—	$22,351	$6,216	$(14,102)
Building lease termination penalty	—	—	—	—	—	—	—	—	—	—	(8,738)
Initial loss from the securitization of automobile receivables	$(28,708)	—	—	—	—	—	—	—	(28,708)	—	—
Commercial lease residual recovery (charge)	—	4,903	—	—	—	—	—	—	4,903	—	(15,998)
Principal investment gains	24,189	13,537	9,107	$10,323	9,605	19,070	17,496	$22,906	57,156	69,077	7,025
Gain on sale of Corporate Trust Bond Administration business	—	—	—	—	(2,918)	—	65,246	—	—	62,328	—
Straight-line operating lease rent adjustment	—	—	—	(28,997)	—	—	—	—	(28,997)	—	—
Severance and related charges, net	(49,129)	(5,431)	(5,138)	(8,215)	(9,873)	(17,369)	(6,464)	(3,383)	(67,913)	(37,089)	(81,499)
NPI sale-related costs	—	—	—	—	(19,117)	—	—	—	—	(19,117)	—
Gain on sale of Upper Peninsula branches	—	—	—	—	13,983	—	—	—	—	13,983	—
Gain on sale of Madison Bank & Trust	—	16,001	—	—	—	—	—	—	16,001	—	—
Gain from sale of National Processing	—	—	—	—	714,195	—	—	—	—	714,195	—
Gain on sale of home equity lines of credit (HELOCs)	18,032	—	—	—	—	—	—	—	18,032	—	—
Charitable Foundation Contribution	(29,945)	—	—	—	—	—	—	—	(29,945)	—	(40,089)
Tax accrual adjustments	24,664	(11,259)	—	(2,569)	44,187	—	—	23,000	10,836	67,187	—
Bank stock fund (losses) gains	2,943	(404)	2,122	8,479	3,176	—	—	—	13,140	3,176	40,431

Total	$(37,954)	$37,924	$7,865	$(20,979)	$755,019	$4,804	$77,610	$42,523	$(13,144)	$879,956	$(112,970)

Unusual items (after tax)
Auto lease residual recovery (charge)	—	$13,375	$1,153	—	$1,158	$2,017	$866	—	$14,528	$4,041	$(9,166)
Building lease termination penalty	—	—	—	—	—	—	—	—	—	—	(5,680)
Initial loss from the securitization of automobile receivables	$(18,661)	—	—	—	—	—	—	—	(18,661)	—	—
Commercial lease residual recovery (charge)	—	3,187	—	—	—	—	—	—	3,187	—	(10,399)
Principal investment gains	15,723	8,799	5,919	$6,710	6,243	12,396	11,372	$14,889	37,151	44,900	4,567
Gain on sale of Corporate Trust Bond Administration business	—	—	—	—	(1,897)	—	42,410	—	—	40,513	—
Straight-line operating lease rent adjustment	—	—	—	(18,848)	—	—	—	—	(18,848)	—	—
Severance and related charges, net	(31,934)	(3,530)	(3,341)	(5,341)	(5,800)	(11,290)	(4,202)	(2,197)	(44,146)	(23,489)	(52,885)
NPI sale-related costs	—	—	—	—	(11,470)	—	—	—	—	(11,470)	—
Gain on sale of Upper Peninsula branches	—	—	—	—	9,089	—	—	—	—	9,089	—
Gain on sale of Madison Bank & Trust Co.	—	10,401	—	—	—	—	—	—	10,401	—	—
Gain from sale of National Processing	—	—	—	—	486,822	—	—	—	—	486,822	—
Gain on sale of home equity lines of credit (HELOCs)	11,721	—	—	—	—	—	—	—	11,721	—	—
Charitable Foundation Contribution	(19,464)	—	—	—	—	—	—	—	(19,464)	—	(26,058)
Tax accrual adjustments	24,664	(11,259)	—	(2,569)	44,187	—	—	23,000	10,836	67,187	—
Bank stock fund (losses) gains	1,914	(263)	1,379	5,511	2,064	—	—	—	8,541	2,064	31,559

Total	$(16,037)	$20,710	$5,110	$(14,537)	$530,396	$3,123	$50,446	$35,692	$(4,754)	$619,657	$(68,062)

Average assets	$142,983	$144,967	$139,673	$138,516	$138,030	$133,703	$116,027	$109,599	$141,556	$124,403	$118,525
Average equity	12,549	12,980	12,752	12,779	12,847	12,359	10,370	9,659	12,765	11,316	8,972
Average core deposits	68,160	68,462	67,728	67,109	68,105	67,506	62,420	58,360	67,869	64,118	58,733
Average total deposits	84,018	84,759	80,622	81,522	83,430	82,516	72,668	65,738	82,743	76,126	68,487
Return on average assets	1.10%	1.31%	1.80%	1.42%	2.77%	1.76%	1.80%	2.61%	1.40%	2.23%	1.79%
Return on average total equity	12.59	14.61	19.66	15.37	29.72	19.01	20.13	29.58	15.55	24.57	23.60
Efficiency ratio	64.85	59.25	55.03	58.94	46.85	55.11	55.15	45.50	59.41	50.35	51.24

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004

ASSETS
Available for sale securities, at cost	$7,796	$7,698	$7,478	$7,409	$7,447	$7,493	$7,582	$7,749	$7,907	$8,021	$8,130	$8,424	$8,832

Portfolio loans:
Commercial	$27,437	$27,586	$27,326	$27,437	$27,375	$27,467	$27,542	$27,226	$26,686	$26,042	$25,405	$25,198	$25,147
Commercial construction	3,340	3,295	3,202	3,077	3,058	3,112	3,056	2,996	2,944	2,904	2,917	2,906	2,926
Real estate — commercial	12,254	12,064	12,138	12,036	12,142	12,027	11,758	11,727	11,863	11,906	12,274	12,217	12,063
Real estate — residential	32,672	32,809	32,882	33,459	33,872	33,278	32,096	31,585	31,329	30,920	30,330	30,277	30,743
Home equity lines of credit*	21,435	21,345	22,630	22,450	22,180	21,861	21,491	21,024	20,331	19,813	19,563	19,186	18,708
Credit card and other unsecured lines of credit	2,519	2,436	2,453	2,421	2,409	2,369	2,303	2,295	2,312	2,315	2,338	2,400	2,393
Other consumer	5,678	5,771	7,990	7,934	7,704	7,504	7,615	8,232	8,307	8,290	8,325	8,309	7,966

Total portfolio loans*	$105,335	$105,306	$108,621	$108,814	$108,740	$107,618	$105,861	$105,085	$103,772	$102,190	$101,152	$100,493	$99,946

Loans held for sale or securitization:
Commercial	$14	$33	$27	$17	$25	$12	$9	$20	$9	$9	$17	$21	$22
Commercial real estate	121	174	72	49	66	136	197	295	345	397	214	315	384
Mortgage:
National City Mortgage	6,784	7,069	7,442	8,271	8,334	8,277	7,360	7,536	8,194	8,238	8,170	9,092	9,259
First Franklin	2,642	2,920	3,408	3,314	2,688	2,665	2,488	1,682	1,997	2,491	2,773	2,658	2,123
National City Home Loan Services (formerly Altegra)	—	—	—	—	—	—	—	—	—	—	—	71	144
Provident PCFS	—	—	—	—	—	—	—	—	—	2	2	3	3

Total mortgage loans held for sale	9,426	9,989	10,850	11,585	11,022	10,942	9,848	9,218	10,191	10,731	10,945	11,824	11,529
Automobile loans held for securitization	—	2,178	—	—	—	—	—	—	—	—	—	—	—
Credit card loans	415	207	—	—	426	420	214	—	—	—	—	—	—
Home equity lines of credit	—	—	47	—	—	—	—	—	—	—	—	—	—
Student loans	4	3	4	8	6	2	—	—	—	—	—	—	—

Total loans held for sale or securitization	$9,980	$12,584	$11,000	$11,659	$11,545	$11,512	$10,268	$9,533	$10,545	$11,137	$11,176	$12,160	$11,935

LIABILITIES
Deposits:
Noninterest bearing	$17,606	$17,809	$17,844	$18,336	$18,905	$18,865	$18,483	$17,949	$18,885	$18,475	$17,686	$18,203	$18,726
NOW and money market accounts	28,401	28,115	27,963	28,046	28,237	28,409	28,522	28,571	29,093	29,345	29,145	29,260	29,730
Savings accounts	2,172	2,185	2,211	2,250	2,303	2,356	2,402	2,418	2,456	2,478	2,548	2,567	2,634
Consumer time	20,370	20,115	19,688	19,567	19,332	18,770	18,479	18,126	17,819	17,459	17,197	16,914	16,739

Core deposits	68,549	68,224	67,706	68,199	68,777	68,400	67,886	67,064	68,253	67,757	66,576	66,944	67,829
Other	6,863	6,753	7,253	7,352	7,105	6,612	6,190	5,156	5,053	4,908	4,895	4,821	4,822
Foreign	7,729	9,479	9,510	8,680	9,612	9,523	7,569	7,861	6,851	7,714	8,882	11,957	11,882

Total deposits	$83,141	$84,456	$84,469	$84,231	$85,494	$84,535	$81,645	$80,081	$80,157	$80,379	$80,353	$83,722	$84,533

Federal funds borrowed and security repurchase agreements	$7,541	$8,986	$7,953	$7,645	$8,200	$8,072	$6,353	$5,902	$5,981	$6,839	$6,984	$7,553	$7,623
Borrowed funds	3,059	2,401	3,124	3,585	1,514	1,318	2,232	2,523	2,820	1,563	1,607	1,298	1,270
Long-term debt	31,452	31,394	32,501	33,105	33,094	33,311	33,663	34,938	34,470	33,435	32,190	29,475	28,527

Memo:
Noninterest bearing mortgage escrow principal and interest (P&I) balances	$2,408	$2,530	$2,680	$2,955	$3,194	$3,022	$2,815	$2,599	$2,928	$2,781	$2,462	$2,673	$3,017
Noninterest bearing mortgage escrow taxes and insurance (T&I) balances	1,348	1,459	1,569	1,536	1,524	1,519	1,467	1,394	1,358	1,293	1,210	1,159	1,202
Noninterest bearing mortgage escrow replacement reserve (NRR) balances	122	122	121	118	122	123	119	114	114	99	108	102	107
Interest bearing mortgage escrow replacement reserve (IRR) balances	139	134	134	132	152	129	147	124	139	132	143	139	132
Interest bearing home equity lines of credit (HELOC) custodial balances	20	18	—	—	—	—	—	—	—	—	—	—	—

Noninterest bearing deposits excluding P&I , T&I, and NRR balances	13,728	13,698	13,474	13,727	14,065	14,201	14,082	13,842	14,485	14,302	13,906	14,269	14,400

Core deposits excluding P&I , T&I, NRR, IRR, and HELOC custodial balances	64,512	63,961	63,202	63,458	63,785	63,607	63,338	62,833	63,714	63,452	62,653	62,871	63,371

*	See note on Summary of Presentation Changes

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share and employee data)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004

COMMON STOCK ROLLFORWARD
Beginning balance	615.0	619.3	628.9	634.8	637.6	636.7	636.4	636.7	637.8	640.1	646.0	646.7	651.5
Shares issued under stock award plans	.5	.4	.1	.4	.7	1.4	.9	.6	.4	.6	.2	.7	.4
Shares issued for PRIDES conversions	—	—	—	—	.4	—	1.2	.2	.8	2.1	—	1.7	—
Shares repurchased under repurchase authorizations	(.4)	(4.6)	(9.7)	(6.3)	(3.9)	—	(1.4)	(1.1)	(2.2)	(5.0)	(6.0)	(2.9)	(5.1)
Shares exchanged for stock award plans	(.1)	(.1)	—	—	(.1)	(.5)	(.4)	—	—	(.1)	(.1)	(.2)	(.1)
Other	—	—	—	—	.1	—	—	—	(.1)	.1	—	—	—

Ending Balance	615.0	615.0	619.3	628.9	634.8	637.6	636.7	636.4	636.7	637.8	640.1	646.0	646.7

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	.4	4.6	9.7	6.3	3.9	—	1.4	1.1	2.2	5.0	6.0	2.9	5.1
Average price per share of repurchased common shares	$33.78	$32.70	$32.64	$34.79	$36.12	—	$33.85	$33.94	$33.55	$34.75	$35.90	$35.86	$37.10
Total cost	$14.0	$150.4	$315.5	$216.2	$142.4	—	$49.0	$36.4	$73.8	$173.2	$216.8	$104.0	$189.3
Common shares remaining under authorization(1)	33.6	34.0	38.6	8.3	14.6	18.5	18.5	19.9	21.0	23.2	28.2	34.2	37.1

Shares outstanding:
Average basic	615.1	615.7	623.8	633.0	637.3	637.2	636.8	636.4	637.4	638.4	642.8	647.8	648.4
Average diluted	622.8	622.8	630.4	641.6	646.5	645.9	644.0	644.1	644.2	646.5	652.9	658.2	660.8

(1)	In October 2005, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock. This new authorization is incremental to the December 2004 share repurchase authorization, for 25 million shares, which replaced all previous share authorizations.
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004

Line of business staff:
Consumer and Small Business Financial Services	12,614	12,617	12,707	13,048	13,267	13,272	13,344	13,204	13,140	13,183	13,253	13,102	13,079
Wholesale Banking	2,415	2,425	2,416	2,415	2,415	2,402	2,388	2,342	2,334	2,350	2,328	2,296	2,282
National City Mortgage	7,673	7,703	7,749	7,831	7,929	7,956	7,956	7,939	7,936	7,970	7,945	7,904	7,814
National Consumer Finance
First Franklin Financial Corporation	2,571	2,676	2,681	2,716	2,733	2,696	2,598	2,483	2,429	2,392	2,388	2,376	2,391
National City Home Loan Services	510	510	447	442	437	413	398	372	347	341	333	325	325
National Home Equity	503	504	507	514	525	517	497	480	460	448	429	431	415
National City Warehouse Resources	82	82	83	84	86	83	80	84	84	68	67	68	69

Total National Consumer Finance	3,666	3,772	3,718	3,756	3,781	3,709	3,573	3,419	3,320	3,249	3,217	3,200	3,200
Asset Management	1,506	1,526	1,519	1,518	1,538	1,551	1,568	1,529	1,518	1,524	1,527	1,530	1,517

Corporate support staff(2)	6,396	6,427	6,479	6,565	6,645	6,708	6,664	6,581	6,622	6,832	7,042	7,020	7,338

Total Employees	34,270	34,470	34,588	35,133	35,575	35,598	35,493	35,014	34,870	35,108	35,312	35,052	35,230

(1)	Represents period-end, active, full-time equivalent employees

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

Unaudited
National City Corporation
Monthly Financial Trends
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004

Average Total Deposits(1)	$54,909	$54,430	$53,893	$53,905	$53,884	$53,638	$53,369	$53,032	$53,053	$52,694	$52,115	$51,988	$52,062

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,134	$3,094	$3,134	$3,185	$3,191	$3,282	$3,264	$3,338	$3,497	$3,430	$3,355	$3,343	$3,296
Number of accounts(3)	1,737	1,747	1,759	1,765	1,770	1,762	1,764	1,752	1,753	1,753	1,833	1,831	1,748

Interest Bearing Checking
Average total balance	$8,027	$7,893	$7,845	$7,862	$7,881	$7,954	$7,992	$8,012	$8,210	$8,088	$7,995	$8,084	$8,150
Number of accounts(3)	969	960	947	938	922	909	897	884	868	856	907	897	844

Money Market Savings
Average total balance	$13,372	$13,256	$13,254	$13,343	$13,531	$13,705	$13,765	$13,893	$13,936	$14,078	$14,090	$14,055	$14,060
Number of accounts(3)	779	768	757	748	739	728	710	691	675	659	643	622	584

Regular savings
Average total balance	$1,864	$1,896	$1,923	$1,955	$2,011	$2,065	$2,114	$2,143	$2,163	$2,170	$2,140	$2,155	$2,154
Number of accounts(3)	634	642	652	663	673	686	696	707	717	728	776	786	760

Business Deposits:
Average total balance	$8,569	$8,569	$8,467	$8,392	$8,299	$8,199	$8,101	$7,861	$7,754	$7,786	$7,675	$7,771	$8,045
Number of accounts(3)	384	384	383	382	381	380	379	376	374	373	397	395	376

Time Deposits:
Average total balance	$19,682	$19,464	$19,020	$18,907	$18,701	$18,160	$17,874	$17,524	$17,237	$16,888	$16,629	$16,338	$16,106
Number of accounts(3)	1,005	1,004	996	985	989	976	967	960	947	930	992	981	902

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)
Installment loan originations:
Home equity(4)	1,854	1,879	2,148	1,939	3,556	2,676	2,020	1,675	1,339	2,216	1,793	1,335	2,485
Other(5)	879	969	1,075	1,253	1,673	1,405	1,616	1,527	1,277	1,258	1,368	1,340	1,288
Home equity and other lines of credit	5,044	5,527	6,466	7,326	7,016	7,261	7,667	6,840	7,642	7,361	4,998	4,635	7,477

Total consumer loan originations	7,777	8,375	9,689	10,518	12,245	11,342	11,303	10,042	10,258	10,835	8,159	7,310	11,250

BANK BRANCHES AND OTHER
Total bank branches	1,220	1,220	1,221	1,217	1,216	1,220	1,221	1,221	1,222	1,217	1,226	1,226	1,222
ATMs	1,935	1,934	1,933	1,930	1,933	1,931	1,933	1,931	1,938	1,928	1,937	1,958	1,948
Online banking customers	1,276,855	1,261,859	1,242,613	1,224,089	1,197,112	1,163,100	1,135,539	1,106,901	1,085,084	1,062,707	1,038,882	1,023,818	1,014,403

(1)	Restated to reflect the reassignment of certain deposits to the Wholesale Banking line of business and the reclassification of certain Wayne Bancorp deposit balances into the fourth quarter of 2004 results of Consumer and Small Business Financial Services.

(2)	Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5)	Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004

ASSETS UNDER ADMINISTRATION

Managed assets:
Value at beginning of period	$64,290	$63,914	$65,084	$64,831	$64,298	$63,288	$63,235	$62,480	$63,606	$65,047	$63,717	$65,649	$64,533
Estimated change due to market impact	316	1,146	(488)	243	(122)	821	228	960	(65)	(591)	809	(619)	944
Other activity, net	404	(770)	(682)	10	655	189	(175)	(205)	(1,061)	(850)	521	(1,313)	172

Value at end of period	65,010	64,290	63,914	65,084	64,831	64,298	63,288	63,235	62,480	63,606	65,047	63,717	65,649

Non-managed assets:
Value at beginning of period	42,229	41,546	42,151	42,439	43,020	42,239	42,383	41,991	42,490	43,311	42,528	43,128	43,237
Estimated change due to market impact	269	896	(713)	(299)	(159)	1,128	(24)	738	(347)	(604)	630	(844)	866
Other activity, net	252	(213)	108	11	(422)	(347)	(120)	(346)	(152)	(217)	153	244	(975)

Value at end of period	42,750	42,229	41,546	42,151	42,439	43,020	42,239	42,383	41,991	42,490	43,311	42,528	43,128

Total assets at end of period	$107,760	$106,519	$105,460	$107,235	$107,270	$107,318	$105,527	$105,618	$104,471	$106,096	$108,358	$106,245	$108,777

Proprietary mutual fund assets (included above)	$12,213	$11,567	$11,653	$11,900	$11,953	$11,936	$12,254	$12,084	$12,058	$12,444	$12,763	$12,794	$13,483
MORTGAGE BANKING STATISTICS
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004

PRODUCTION DATA
Applications:(1)
National City Mortgage (NCM)	$4,579	$6,029	$6,330	$7,244	$8,023	$8,113	$9,956	$8,349	$8,419	$8,346	$8,585	$7,469	$7,694
First Franklin	3,605	3,711	4,100	4,737	4,811	4,665	5,813	4,814	3,601	4,420	3,225	3,088	3,607

Total Applications	$8,184	$9,740	$10,430	$11,981	$12,834	$12,778	$15,769	$13,163	$12,020	$12,766	$11,810	$10,557	$11,301

Percentage of NCM applications represented by refinances	53%	50%	53%	55%	52%	52%	56%	49%	45%	47%	56%	56%	57%

Originations:
NCM Retail	$2,253	$2,462	$2,710	$2,828	$3,378	$3,078	$3,346	$2,993	$2,693	$2,874	$2,231	$2,149	$2,684
NCM Wholesale	1,444	1,392	1,790	2,118	2,705	2,511	2,370	1,962	2,024	2,784	2,337	2,599	2,980
Less: portfolio loan originations(2)	(395)	(423)	(465)	(460)	(584)	(494)	(583)	(566)	(522)	(496)	(378)	(353)	(437)

Total NCM originations for sale	3,302	3,431	4,035	4,486	5,499	5,095	5,133	4,389	4,195	5,162	4,190	4,395	5,227

Total First Franklin loan originations	2,327	2,203	2,580	2,764	3,005	3,017	3,430	2,479	2,150	2,335	1,685	1,585	2,234
Less: portfolio loan originations	(223)	(654)	(560)	(295)	(319)	(1,244)	(1,388)	(992)	(855)	(846)	(152)	(664)	(772)

Total First Franklin originations for sale	2,104	1,549	2,020	2,469	2,686	1,773	2,042	1,487	1,295	1,489	1,533	921	1,462

Total Loans Originated For Sale	$5,406	$4,980	$6,055	$6,955	$8,185	$6,868	$7,175	$5,876	$5,490	$6,651	$5,723	$5,316	$6,689

Percentage of NCM originations represented by refinances	48%	51%	54%	51%	53%	51%	47%	47%	49%	57%	58%	57%	55%
Percentage of First Franklin originations represented by refinances	32%	33%	33%	27%	29%	28%	28%	31%	34%	36%	39%	39%	34%

LOAN SALES
NCM loans sold servicing retained	$3,347	$2,863	$4,579	$4,558	$4,382	$4,174	$4,065	$3,813	$4,451	$3,999	$4,302	$4,787	$4,341
NCM loans sold servicing released	202	242	164	177	159	162	163	183	127	130	126	162	136

Total NCM loan sales	3,549	3,105	4,743	4,735	4,541	4,336	4,228	3,996	4,578	4,129	4,428	4,949	4,477
First Franklin loans sold servicing retained	2,071	1,530	3,020	3,219	415	1,944	1,481	—	847	1,080	—	796	970
First Franklin loans sold servicing released	—	—	—	—	—	—	—	1,259	559	1,455	—	1,141	330

Total First Franklin loan sales	2,071	1,530	3,020	3,219	415	1,944	1,481	1,259	1,406	2,535	—	1,937	1,300

Total Mortgage Loan Sales	$5,620	$4,635	$7,763	$7,954	$4,956	$6,280	$5,709	$5,255	$5,984	$6,664	$4,428	$6,886	$5,777

SERVICING DATA
NCM mortgage loans serviced for third parties	$159,580	$159,040	$159,230	$158,039	$157,067	$157,159	$156,938	$157,082	$156,646	$155,087	$155,781	$154,142	$152,367
First Franklin mortgage loans serviced for third parties	16,909	15,105	13,799	10,958	7,895	7,633	5,804	4,437	4,506	3,722	2,677	2,697	1,913

Total Mortgage Loans Serviced for Third Parties	$176,489	$174,145	$173,029	$168,997	$164,962	$164,792	$162,742	$161,519	$161,152	$158,809	$158,458	$156,839	$154,280

(1)	Includes loans originated for sale and to be held in portfolio

(2)	Primarily represents home equity loans originated for the National Home Equity business unit

Unaudited
National City Corporation
Monthly Financial Trends
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
($ in millions)

	December	November	October	September	August	July	June	May	April	March	February	January	December
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2004

PRODUCTION DATA

Originations:
Total First Franklin originations	$2,327	$2,203	$2,580	$2,764	$3,005	$3,017	$3,430	$2,479	$2,150	$2,335	$1,685	$1,585	$2,234
Weighted-average note rate	8.00%	7.83%	7.52%	7.37%	7.25%	6.99%	6.96%	7.07%	7.13%	6.97%	7.04%	7.01%	6.95%
Weighted-average credit score(2)	655	652	654	657	658	659	658	655	654	654	651	651	653

Sales:
Total sales of First Franklin loans to third parties	$2,071	$1,530	$3,020	$3,219	$415	$1,944	$1,481	$1,259	$1,406	$2,535	—	$1,937	$1,300
Total production revenue**	30	18	23	8	14	20	29	24	25	50	($6)	29	14

PORTFOLIO STATISTICS(3)

Period-end portfolio balance	$18,681	$18,801	$19,046	$19,490	$19,947	$19,560	$18,880	$18,621	$18,344	$18,131	$18,706	$18,519	$18,260
Weighted-average note rate	7.18%	7.12%	7.04%	6.97%	6.89%	6.85%	6.81%	6.79%	6.77%	6.77%	6.75%	6.74%	6.76%
Weighted-average loan size	$110,417	$111,752	$113,700	$116,404	$119,340	$120,756	$122,336	$123,469	$124,351	$124,384	$126,423	$127,577	$126,680
Weighted-average credit score(2)(4)	652	652	652	652	652	651	651	651	650	648	648	648	648
First-lien weighted-average loan-to-value ratio(5)	77.57%	77.58%	77.60%	77.66%	77.71%	77.69%	77.66%	77.64%	77.65%	77.64%	77.76%	77.76%	77.78%

(1)	First Franklin loans are nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	These loans are retained in the residential real estate portfolio.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

**	See note on Summary of Presentation Changes